NBT BANCORP INC.
                              52 SOUTH BROAD STREET
                             NORWICH, NEW YORK 13815

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NBT Bancorp Inc. (NBT), will hold an annual meeting of stockholders at the Binghamton Regency at One Sarbro Square, Binghamton, NY 13901 on May 1, 2003 at 10:00 a.m. local time for the following purposes:

1.   To  fix  the  size  of  the  Board  of  Directors  at  sixteen;

2.   To  elect  five  directors,  each  for  a  three  year  term;

3.   To  approve  the  NBT Non-employee Directors' Restricted and Deferred Stock
     Plan;

4.   To  approve  the  NBT  Performance  Share  Plan;  and

5. To transact such other business as may properly come before the NBT annual meeting.

We have fixed the close of business on March 15, 2003 as the record date for determining those stockholders of NBT entitled to vote at the NBT annual meeting and any adjournments or postponements of the meeting. Only holders of record of NBT common stock at the close of business on that date are entitled to notice of and to vote at the NBT annual meeting.

By Order of the Board of Directors of
NBT Bancorp Inc.


/s/ Daryl R. Forsythe
-----------------------------------------------
Daryl R. Forsythe
Chairman, President and Chief Executive Officer


Norwich, New York
March 28, 2003


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED OR VOTE VIA THE TOLL-FREE TELEPHONE NUMBER OR VIA THE INTERNET ADDRESS LISTED ON THE PROXY CARD.YOU MAY REVOKE ANY PROXY GIVEN IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

                                NBT BANCORP INC.
                              52 SOUTH BROAD STREET
                             NORWICH, NEW YORK 13815

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 1, 2003


This proxy statement and accompanying proxy card are being sent to the stockholders of NBT Bancorp Inc. (the "Company" or "NBT") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the annual meeting of stockholders. This proxy statement, together with the enclosed proxy card, is being mailed to stockholders on or about March 28, 2003.

WHEN AND WHERE THE NBT ANNUAL MEETING WILL BE HELD

We will hold our annual meeting of stockholders at the Binghamton Regency at One Sarbro Square, Binghamton, NY 13901 on May 1, 2003 at 10:00 a.m. local time.

WHAT WILL BE VOTED ON AT THE NBT ANNUAL MEETING

At our annual meeting, our stockholders will be asked to consider and vote upon the following proposals:

-    To  fix  the  size  of  the  Board  of  Directors  at  sixteen;

-    To  elect  five  directors,  each  for  a  three  year  term;

- To approve the NBT Non-employee Directors' Restricted and Deferred Stock Plan (the "Directors' Plan");

-    To  approve  the NBT Performance Share Plan (the "Performance Share Plan");
     and

- To transact such other business as may properly come before the NBT annual meeting.

     We may take action on the above matters at our annual meeting on May 1, 2003, or on any later date to which the annual meeting is postponed or adjourned.

     We are unaware of other matters to be voted on at our annual meeting. If other matters do properly come before our annual meeting, including consideration of a motion to adjourn the annual meeting to another time and/or place for such purpose of soliciting additional proxies, we intend that the persons named in this proxy will vote the shares represented by the proxies on such matters as determined by a majority of the Company's Board.

STOCKHOLDERS ENTITLED TO VOTE

We have set March 15, 2003 as the record date to determine which of our stockholders will be entitled to vote at our annual meeting. Only those stockholders who held their shares of record as of the close of business on that date will be entitled to receive notice of and to vote at our annual meeting. As of March 15, 2003, there were 32,414,560 outstanding shares of our common stock. Each of our stockholders on the record date is entitled to one vote per share.

VOTE REQUIRED TO APPROVE THE PROPOSAL

A plurality of the shares of our common stock represented at our annual meeting, either in person or by proxy, and entitled to vote at our annual meeting will elect directors. This means that the five nominees who receive the most votes will be elected.

     The affirmative vote of a majority of the shares of our common stock represented at our annual meeting, either in person or by proxy, and entitled to vote at our annual meeting is required to approve (i) the proposal to fix the number of directors at sixteen (ii) the proposal to adopt the Directors' Plan and (iii) the proposal to adopt the Performance Share Plan.

     Our Board urges our stockholders to complete, date and sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope or to vote by telephone or via the Internet. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the annual meeting. Abstentions will be counted in determining the number of shares represented and entitled to vote.


2                                              PROXY STATEMENT: NBT BANCORP INC.

NUMBER OF SHARES THAT MUST BE REPRESENTED FOR A VOTE TO BE TAKEN

In order to have a quorum, a majority of the total voting power of our outstanding shares of common stock entitled to vote at our annual meeting must be represented at the annual meeting either in person or by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

VOTING  YOUR  SHARES

Our Board is soliciting proxies from our stockholders. This will give you an opportunity to vote at our annual meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted by a named agent in accordance with your instructions.

     If you are a record holder and vote by proxy but make no specification on your proxy card that you have otherwise properly executed, the named agent may vote the shares represented by your proxy:

-    FOR  fixing  the  number  of  directors  at  sixteen,

-    FOR  electing  the  five  persons  nominated  by  our  Board  as directors,

-    FOR  the  approval  of  the  Directors'  Plan,

-    FOR  the  approval  of  the  Performance  Share  Plan.

     If your common stock is held by a broker, bank or other nominee (i.e., in "street name"), you should receive instructions from that person or entity in order to have your shares of common stock voted. If you hold your common stock in your own name and not through a broker or other nominee, you may grant a proxy by dating, signing and mailing your proxy card or voting by telephone or via the Internet. You may also cast your vote in person at the meeting.

MAIL. To grant your proxy by mail, please complete your proxy card and sign, date and return it in the enclosed envelope. To be valid, a returned proxy card must be signed and dated.

TELEPHONE. If you hold NBT common stock in your own name and not through a broker or other nominee, you can vote your shares of NBT common stock by telephone by dialing the tollfree telephone number 1-800-690-6903. Telephone voting is available 24 hours a day until 11:59 p.m. local time on April 30, 2003. Telephone voting procedures are designed to authenticate stockholders by using the individual control numbers on your proxy card. If you vote by telephone, you do not need to return your proxy card.

VIA THE INTERNET. If you hold NBT common stock in your own name and not through a broker or other nominee, you can vote your shares of NBT common stock electronically via the Internet at www.proxyvote.com. Internet voting is available 24 hours a day until 11:59 p.m. local time on April 30, 2003. Internet voting procedures are designed to authenticate stockholders by using the individual control numbers on your proxy card. If you vote via the Internet, you do not need to return your proxy card.

IN PERSON. If you attend the annual meeting in person, you may vote your shares by completing a ballot at the meeting. Attendance at the annual meeting will not by itself be sufficient to vote your shares; you still must complete and submit a ballot at the annual meeting.

CHANGING YOUR VOTE

Any NBT stockholder of record giving a proxy may revoke the proxy at any time before the vote at the annual meeting in one or more of the following ways:

- delivering a written notice of revocation to the Chief Executive Officer of NBT bearing a later date than the proxy;

-    submitting  a  later-dated proxy by mail, telephone or via the Internet; or

- appearing in person and submitting a later dated proxy or voting at the annual meeting. Attendance at the annual meeting will not by itself constitute a revocation of a proxy; to revoke your proxy, you must complete and submit a ballot at the annual meeting or submit a later dated proxy.

You should send any written notice of revocation or subsequent proxy to NBT Bancorp Inc., 52 South Broad Street, Norwich, New York 13815, Attention: Chief Executive Officer, or hand deliver the notice of revocation or subsequent proxy to the Chief Executive Officer at or before the taking of the vote at the annual meeting. You may also revoke your proxy by telephone or via the Internet by giving a new proxy over the telephone or the Internet prior to 11:59 p.m. on April 30, 2003.

SOLICITATION OF PROXIES AND COSTS

We will bear our own costs of soliciting of proxies. We will reimburse brokerage houses, fiduciaries, nominees and others for their out-of-pocket expenses in forwarding proxy materials to owners of shares of our common stock held in their names. In addition to the solicitation of proxies by use of the mail, we may solicit proxies from our stockholders by directors, officers and employees acting on our behalf in person or by telephone, telegraph, facsimile or other appropriate means of communications. We will not pay any additional compensation, except for reimbursement of reasonable out-of-pocket expenses, to our directors, officers and employees in connection with the solici-


PROXY STATEMENT: NBT BANCORP INC.                                              3
tation. You may direct any questions or requests for assistance regarding this proxy statement to Michael J. Chewens, Senior Executive Vice President of NBT, by telephone at (607) 337- 6520 or by e-mail at mchewens@nbtbci.com.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET USING THE TELEPHONE NUMBER OR THE INTERNET ADDRESS ON YOUR PROXY CARD.

PROPOSAL 1
SIZE OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Our bylaws provide for a Board consisting of a number of directors, not less than five nor more than twenty-five, as shall be designated by our stockholders as of each annual meeting. Our Board is presently comprised of sixteen members. The Board has proposed that the stockholders vote to keep the number of directors constituting the full Board at sixteen members.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR FIXING THE SIZE OF THE BOARD OF DIRECTORS AT SIXTEEN MEMBERS.

PROPOSAL 2
ELECTION OF DIRECTORS

At the annual meeting, five directors will be elected to serve a three-year term and until the director's successor is elected and qualified or until the director's earlier death, resignation or removal. The Board currently consists of sixteen members and is divided into three classes. The term of only one class of directors expires in each year, and their successors are elected for terms of up to three years and until their successors are elected and qualified. Messrs. Hutcherson, Kowalczyk, Mitchell, Murphy and Nasser, whose terms expire at the 2003 annual meeting, have been nominated to stand for re-election at the 2003 annual meeting for terms expiring in 2006.

     The persons named in the enclosed proxy intend to vote the shares of our common stock represented by each proxy properly executed and returned to us FOR election of the following nominees as directors, but if the nominees should be unable to serve, they will vote such proxies for those substitute nominees as our Board shall designate to replace those nominees who are unable to serve. Our Board currently believes that each nominee will stand for election and will serve if elected as a director. Assuming the presence of a quorum at the annual meeting, directors will be elected by a plurality of the votes cast by the shares of common stock entitled to vote at the annual meeting and present in person or represented by proxy. There are no cumulative voting rights in the election of directors. This means that the five nominees who receive the most votes will be elected. The names of the nominees for election for the term as shown, our continuing directors and certain information as to each of them, are as follows:

                                                                                                     NUMBER OF
                                                                                                   COMMON SHARES
                                                                                                    BENEFICIALLY     PERCENT
                                                 PRINCIPAL OCCUPATION                    DIRECTOR      OWNED        OF SHARES
NAME                      AGE       DURING PAST FIVE YEARS AND OTHER DIRECTORSHIPS        SINCE     ON 12/31/02    OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
NOMINEES WITH TERMS EXPIRING IN 2006

Andrew S. Kowalczyk, Jr.   67  Partner, Kowalczyk, Tolles, Deery & Johnston, attorneys       1994       6,035(1)            *
                               Directorships: Trenton Technology Inc.                                   1,750(3)            *
                               NBT Bank since 1994
John C. Mitchell           52  President & CEO of I.L. Richer Co.| (agri. business)          1994      18,073(1)            *
                               Directorships: Preferred Mutual Ins. Co.                                 5,197(2)            *
                               New York Agricultural Development Corp.                                  1,709(3)            *
                               NBT Bank since 1993                                                    164,041(c)            *
Joseph G. Nasser           45  Accountant, Nasser & Co.                                      2000      35,186(1)            *
                               Directorships: Pennstar Bank since 1999                                 11,449(2)            *
                                                                                                        1,500(3)            *
Michael H. Hutcherson      40  Area President, Arthur J. Gallagher & Co. of NY               2002         541(1)            *
                               |(insurance services)                                                 2,532(1)(a)            *
                               Directorships: Central National Bank since 2002                            801(2)            *
Michael M. Murphy          41  President & Owner, Red Line Towing Inc.                       2002       2,406(1)            *
                               Directorships: Pennstar Bank since 1999                               1,095(1)(a)            *
                                                                                                       38,599(2)            *
                                                                                                          500(3)            *


4                                              PROXY STATEMENT: NBT BANCORP INC.

                                                                                                       NUMBER OF
                                                                                                     COMMON SHARES
                                                                                                      BENEFICIALLY     PERCENT
                                                     PRINCIPAL OCCUPATION                  DIRECTOR      OWNED        OF SHARES
NAME                             AGE    DURING PAST FIVE YEARS AND OTHER DIRECTORSHIPS      SINCE     ON 12/31/02    OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2005

Richard Chojnowski                60  Electrical contractor |(sole proprietorship)             2000       1,297(1)            *
                                      Directorships: Pennstar Bank since 1994                           264,353(2)            *
                                                                                                          1,500(3)            *
Dr. Peter B. Gregory              67  Partner, Gatehouse Antiques                              1987     118,054(1)            *
                                      Directorships: NBT Bank since 1978                              37,858(1)(a)            *
                                                                                                          1,500(3)            *
Paul O. Stillman                  69  Chairman of Preferred Mutual Ins. Co. |(c)               1986      26,522(1)            *
                                      Directorships: Preferred Mutual Ins. Co.                        11,263(1)(a)            *
                                        Leatherstocking Cooperative Ins. Co.                              1,543(2)            *
                                        NBT Bank since 1977                                               1,500(3)            *
                                                                                                        164,041(c)            *
Joseph A. Santangelo              50  Administrator, Arkell Hall Foundation Inc.               2001       9,549(1)            *
                                      Directorships: Central National Bank since 1991                       700(3)            *
Janet H. Ingraham                 65  Professional Volunteer                                   2002       7,592(1)            *
                                      Directorships: Chase Memorial Nursing                              520(1)(a)            *
                                        Home Corp.                                                          484(3)            *
                                        NBT Bank since 1996
Paul D. Horger                    65  Partner, Oliver, Price & Rhodes, attorneys               2002      11,073(1)            *
                                      Directorships: Pennstar Bank since 1997                               500(3)            *

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2004

Daryl R. Forsythe                 59  Chairman, President & CEO of NBT since                   1992      37,317(1)            *
                                        April 2001; Chairman and CEO of NBT Bank                       1,511(1)(a)            *
                                        since September 1999; President and CEO                        9,623(1)(b)            *
                                        of NBT and NBT Bank from  January 1995                            8,427(2)            *
                                        to April 2001/September 1999                                    301,271(4)            *
                                      Directorships: Security Mutual Life Ins. Co. of NY
                                        NBT Bank since 1988
 William C. Gumble                65  Retired attorney-at-law; County Solicitor and            2000     124,605(1)            *
                                      District Attorney of Pike County, PA                                1,500(3)            *
                                      Directorships: Pennstar Bank since 1985
William L. Owens                  53  Partner, Harris Beach LLP, attorneys                     1999       4,104(1)            *
                                      Directorships: Champlain Enterprises, Inc.                          1,484(3)            *
                                        Prim Hall Enterprises
                                        Mediquest, Inc.
                                        Community Providers, Inc.
                                        Adirondack Digital Imaging Systems Inc.
                                        NBT Bank since 1995
Gene E. Goldenziel                54  Managing Partner, Needle, Goldenziel                     2000      72,572(1)            *
                                        & Pascale, attorneys                                             39,233(2)            *
                                      Directorships: Pennstar Bank since 1985                             1,400(3)            *
Van Ness D. Robinson              67  Chairman/Secretary, New York Central Mutual              2001       1,729(1)            *
                                        Fire Insurance Co.  (NYCM)                                      888,471(d)         2.72%
                                      Directorships: NYCM                                                   600(3)            *
                                        Basset Healthcare
                                        Bruce Hall Corporation
                                        Central National Bank since 1997


PROXY STATEMENT: NBT BANCORP INC.                                              5

EXECUTIVE OFFICERS OF NBT BANCORP INC. OTHER THAN DIRECTORS WHO ARE OFFICERS

                                                                                     NUMBER OF
                                                                                   COMMON SHARES
                                                                                    BENEFICIALLY     PERCENT
                                           PRESENT POSITION AND                        OWNED        OF SHARES
NAME                AGE         PRINCIPAL POSITION DURING PAST FIVE YEARS           ON 12/31/02    OUTSTANDING
--------------------------------------------------------------------------------------------------------------
Michael J. Chewens   41  Senior Executive Vice President, Chief Financial Officer         412(1)            *
                           of NBT and NBT Bank since January 2002; EVP of            5,088(1)(b)            *
                           same 1999-2001                                              78,012(4)            *
                           Secretary of NBT and NBT Bank since December 2000
                           Senior Vice President of Risk Management 1995-1999
Martin A. Dietrich   47  President and Chief Operating Officer of NBT Bank, N.A.        6,922(1)            *
                           since September 1999                                      1,071(1)(a)            *
                           Executive Vice President of Retail Banking 1998-1999     16,582(1)(b)            *
                           Senior Vice President of Retail Banking 1996-1998            8,645(2)            *
                                                                                      108,765(4)            *
                                                                                        7,000(e)            *
David E. Raven       40  President and Chief Operating Officer of Pennstar              6,949(1)            *
                           Bank Division since August 2000                           3,680(1)(b)            *
                           Senior Vice President of Sales and Administration           44,292(4)            *
                           September 1999-August 2000
                           Retail Sales Manager 1996-1999
--------------------------------------------------------------------------------------------------------------

As of December 31, 2002 all Directors and Executive Officers as a group beneficially owned 2,564,487 or 7.86% of the total shares outstanding, including shares owned by spouses, certain relatives and trusts, as to which beneficial ownership may be disclaimed, and options exercisable within sixty days of December 31, 2002. Based on currently available Schedules 13D and 13G filed with the SEC, we do not know of any person who is the beneficial owner of more than 5% of our common stock.

NOTES:

(a) The information under this caption regarding ownership of securities is based upon statements by the individual nominees, directors, and officers and includes 55,850 shares held in the names of spouses, certain relatives and trusts as to which beneficial ownership may be disclaimed.

(b) In the case of officers and officers who are directors, shares of our stock held in NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan as of
     December  31,  2002  totaling  34,973  are  included.

(c) Preferred Mutual Insurance Company, of which Paul O. Stillman is Chairman and Director, and John C. Mitchell is a Director, owns 164,041 shares; Mr. Mitchell disclaims any beneficial ownership of these shares. Mr. Stillman disclaims any beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(d) New York Central Mutual Fire Insurance Company, of which Mr. Robinson serves as Chairman/Secretary, owns 888,471 shares. Mr. Robinson disclaims any beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(e)  Mr.  Dietrich  has power of attorney for his mother, who owns 7,000 shares.
     Mr.  Dietrich  disclaims  any  beneficial  ownership  of  these  shares.

(1)  Sole  voting  and  investment  authority.

(2)  Shared  voting  and  investment  authority.

(3) Shares under option from the NBT 2001 Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan, which are exercisable within sixty days of December 31, 2002.

(4) Shares under option from the NBT 1993 Stock Option Plan, which are exercisable within sixty days of December 31, 2002.

(*)  Less  than  1%


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF ITS DIRECTOR NOMINEES.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

During fiscal 2002, NBT held five meetings of its Board. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period that the individual served and (ii) the total number of meetings held by all committees of the Board on which the director served during the period that the individual served. NBT has a number of standing committees, including a Nominating Committee, Compensation Committee and Risk Management Committee. A description of each of these committees follows:

NOMINATING, ORGANIZATION AND BOARD AFFAIRS COMMITTEE

Chairman: Daryl R. Forsythe

Members:  Andrew S. Kowalczyk, Jr.
          Michael H. Hutcherson
          Paul D. Horger
          Gene E. Goldenziel
          John C. Mitchell
          Van Ness D. Robinson

     This Committee nominates directors for election for our Company and our subsidiaries. For the 2003 annual meeting, the Nominating Committee, excluding Mr. Forsythe, met once to select the 2003 director nominees. Although Mr. Forsythe was a member of the Nominating Committee appointed in fiscal 2002, as part of the commitment of the Company and the Board of Directors to good governance practices, Mr. Forsythe resigned from the Nominating Committee prior to the selection of the 2003 nominees. In addition, the Board of Directors is in the process of reviewing the composition and charters of all of its Board committees in light of the requirements of the Sarbanes- Oxley Act of 2002, the rules and regulations promulgated by the Securities and Exchange Commission implementing the Sarbanes-Oxley Act as well as the rules proposed by the Nasdaq Stock Market relating to corporate governance matters. The Committee also functions to insure a successful evolution of management at the senior level. This Committee met two times in 2002.

     Our bylaws provide that nominations of candidates for election as our directors must be made in writing and delivered to or received by our President within ten days following the day on which public disclosure of the date of any stockholders' meeting called for the election of directors is first given. Such notification must contain the name and address of the proposed nominee, the principal occupation of the proposed nominee, the number of shares of our common stock that the notifying stockholder will vote for the proposed nominee, including shares to be voted by proxy, the name and residence of the notifying stockholder and the number of shares of our common stock beneficially owned by the notifying stockholder. The chairman of our annual meeting may disregard any nomination not made in accordance with the procedures established by our bylaws.

COMPENSATION AND BENEFITS COMMITTEE

Chairman: Andrew S. Kowalczyk, Jr.

Members:  Dr. Peter B. Gregory
          Joseph G. Nasser
          Paul O. Stillman
          William L. Owens
          William C. Gumble
          Paul D. Horger
          Michael M. Murphy
          Joseph A. Santangelo

     This Committee has the responsibility of reviewing the salaries and other forms of compensation of the key executive personnel of NBT and our subsidiaries. The Committee administers our pension plan, 401(k) and employee stock ownership plan, the directors' and officers' stock option plans, the restricted stock and the employee stock purchase plans. This Committee met three times in 2002.

RISK MANAGEMENT COMMITTEE

Chairman: Joseph G. Nasser

Members:  Richard Chojnowski
          William C. Gumble
          Janet H. Ingraham
          John C. Mitchell
          Van Ness D. Robinson
          Joseph A. Santangelo
          Paul O. Stillman
          Kenneth Axtell (*)
          Susan Kwiatek (*)
          Harry Schoenagel (*)

(*)-denotes Committee members belonging to a bank or bank division Board and not the NBT Bancorp Inc. Board

     The Risk Management Committee, our audit Committee, represents our Board in fulfilling its statutory and fiduciary responsibilities for independent audits of NBT including monitoring accounting and financial reporting practices and financial information distributed to stockholders and the general public. Further, the Committee is responsible for determining that we operate within prescribed procedures in accordance with adequate administrative, operating and internal accounting controls. It also appoints our independent auditors for the following year. Our Board has determined that each of the members of the Risk Management Committee satisfies the requirements of the Nasdaq stock market and FDIC as to independence, financial literacy and experience. As independent directors of our Board of Directors, none of the members of the Risk Management Committee is an officer or employee of our Company or any of our subsidiaries nor do any members have a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. This Committee met four times in 2002. The Committee oversees activities on behalf of the Company as a whole, as well as activities related directly to our banking subsidiary and


PROXY STATEMENT: NBT BANCORP INC.                                              7
banking divisions. All Company Board members sit on the bank or a bank division Board. For our Risk Management Committee, we have three additional bank or bank division Board members who are not Company Board members. These individuals are denoted with a (*) above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our Directors and Executive Officers must, under Section 16(a) of the Securities Exchange Act of 1934, file certain reports of their initial ownership of our common stock and of changes in beneficial ownership of our securities. To our knowledge, all filing requirements under the Securities Exchange Act were satisfied, except that certain Section 16(a) filings submitted timely in prior periods for each of Messrs. Goldenziel, Nasser and Stillman were amended in 2002 to include shares held in brokerage and trust accounts not previously reported.

COMPENSATION OF DIRECTORS AND OFFICERS

BOARD OF DIRECTORS' FEES. Members of our Board receive an annual retainer in the amount of $9,000 which shall be pay able in the form of restricted stock pursuant to the Directors' Plan (subject to the stockholders approving the Directors' Plan at the annual meeting) which will vest over a three-year period. Directors receive $900 in cash for each Board meeting attended. Our Board members also receive $600 in cash for each committee meeting attended. Chairmen of the committees receive $900 in cash for each committee meeting attended. Our officers who are also directors do not receive any Board fees. Under the NBT Non- Employee Director, Divisional Director and Subsidiary Director Stock Option Plan, annually, we grant at the fair market value per share on the date of the grant to each of our non-employee directors an option to purchase 1,000 shares of our common stock multiplied by the number of NBT Bancorp Board meetings attended in the prior year and divided by the number of NBT Bancorp Board meetings held in the prior year. We also provide health insurance for one director of NBT under an agreement honored from the Pioneer American Holding Company acquisition; the premium for insurance coverage totaled $8,406 for Mr. Gene E. Goldenziel, in 2002.

SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   LONG TERM COMPENSATION
                                                  ANNUAL COMPENSATION            ---------------------------
                                         -------------------------------------    AWARDS SECURITIES
                                                                    OTHER ANNUAL         UNDERLYING      LTIP          ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR    SALARY   BONUS (1)   COMPENSATION (2)            OPTIONS   PAYOUTS   COMPENSATION (3)
--------------------------------------------------------------------------------------------------------------------------------
Daryl R. Forsythe,                 2002  $375,000  $  225,000                                52,300  $      0  $         113,990
Chairman, President and            2001   350,000     140,625                                54,500         0             87,810
Chief Executive Officer of NBT     2000   303,854     200,000                                50,400         0            100,799
Michael J. Chewens,                2002  $214,500  $  120,120                                29,900  $      0  $          52,705
Senior Executive Vice President,   2001   206,000      49,871                                25,600         0             40,870
Chief Financial Officer and        2000   168,315      81,500                                18,800         0             44,200
Secretary of NBT and NBT Bank
Martin A. Dietrich,                2002  $260,000  $  145,600                                36,200  $      0  $          57,033
President and Chief                2001   253,365      91,650                                43,246         0             42,500
Operating Officer of NBT Bank      2000   231,604     147,500                                38,600         0             49,300
David E. Raven,                    2002  $200,000  $  112,000                                27,900  $      0  $          20,930
President and Chief Operating      2001   189,154      46,500  $          54,586             22,400         0             13,600
Officer of Pennstar Bank Division  2000   146,034      77,000                                 8,400         0             20,400
--------------------------------------------------------------------------------------------------------------------------------

NOTES:

(1) Represents bonuses under our Executive Incentive Compensation Plan earned in the specified year and paid in January of the following year for 2000 and 2002. In 2001 a discretionary amount was paid in lieu of a bonus.

(2)  Moving  costs  for  Mr.  Raven  in  2001  totaled  $54,586.

(3) NBT maintains a non-contributory, defined benefit pension plan, with a cash balance design for all eligible employees. According to IRS rules, qualified plan maximum compensation was $200,000 for 2002. NBT contributions made to the cash balance plan for Mr. Forsythe were $87,000 in 2002, $73,950 in 2001, and $73,950 in 2000. For Mr. Chewens,
     contributions  were  $38,000 in 2002, $32,300 in 2001, and $32,300 in 2000.
     For Mr. Dietrich, contributions were $44,000 in 2002, $37,400 in 2001, and $37,400 in 2000. For Mr. Raven, contributions were $10,000 in 2002, $8,500 in  2001,  and  $8,500  in  2000.

     This column also reflects NBT contributions to NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan ("401(k)/ESOP"), employer matching contributions for each of Messrs. Forsythe, Chewens, Dietrich and Raven were $6,000 in 2002, $5,100 in 2001, and $8,500 in 2000. Effective January
     1, 2001, the 401(k)/ESOP plan was restated to tie year-end discretionary contributions with corporate profitability. In 2002 a discretionary contribution was made for Messrs. Forsythe, Chewens, Dietrich and Raven in the amounts of $10,312, $5,287, $7,033, and $4,930 respectively. A discretionary contribution was not made in 2001. In 2000 a discretionary contribution of $3,400 was made for Messrs. Forsythe, Chewens, Dietrich and Raven.

     Also included in this column are costs to the corporation for disability plan agreements and split dollar life insurance plans. For Mr. Forsythe, these costs were $10,678 in 2002, $8,760 in 2001, and $8,682 in 2000. For
     Mr.  Chewens  these  costs  were  $3,418  in  2002,  and  $3,470  in  2001.

     In addition, included in this column is a restricted stock distribution to Mr. Forsythe in 2000, of $6,267.


8                                              PROXY STATEMENT: NBT BANCORP INC.

OPTION GRANTS INFORMATION

The following table presents information concerning grants of stock options made during 2002 to each of the named Executive Officers. The potentially realizable values are based solely on arbitrarily assumed rates of appreciation required by appli cable SEC regulations. Actual gains, if any, on option exercises and common stockholdings are dependent on the future performance of our common stock. There can be no assurance that the potential realizable values shown in this table will be achieved.

OPTION GRANTS IN LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS                                      POTENTIAL REALIZABLE VALUE
                    ------------------------------------------------                          AT ASSUMED ANNUAL RATES
                     # OF SECURITIES          % OF TOTAL                                    OF STOCK PRICE APPRECIATION
                          UNDERLYING     OPTIONS GRANTED    EXERCISE                             FOR OPTION TERM (2)
                             OPTIONS        TO EMPLOYEES       PRICE                   -------------------------------------
NAME                     GRANTED (1)      IN FISCAL YEAR      ($/SH)  EXPIRATION DATE         5%                  10%
----------------------------------------------------------------------------------------------------------------------------
Daryl R. Forsythe             52,300               10.5%  $  14.3492  January 2012     $        471,962   $        1,196,045
Michael J. Chewens            29,900                6.0%     14.3492  January 2012              269,822              683,781
Martin A. Dietrich            36,200                7.3%     14.3492  January 2012              326,674              827,855
David E. Raven                27,900                5.6%     14.3492  January 2012              251,773              638,043
----------------------------------------------------------------------------------------------------------------------------

NOTES:

(1) Nonqualified options have been granted at fair market value at the date of grant. Options vest 40% after one year from grant date; an additional 20% vest each following year.

(2) The potential realizable value of each grant of options, assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the option term, at the specified annualized rates. The assumed growth rates in price in our stock are not necessarily indicative of actual performance that may be expected. The amounts exclude any execution costs by the executive to exercise such options.


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table presents information concerning the exercise of stock options during 2002 by each of the named Executive Officers and the value at December 31, 2002, of unexercised options that are exercisable within sixty days of December 31, 2002. These values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. All information has been adjusted for stock dividends and splits. The underlying options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of our common stock on the date of exercise. There can be no assurance that these values will be realized. During 2002, there were no option exercises.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

-----------------------------------------------------------------------------------------------------
                                                                                             VALUE OF
                                                                                          UNEXERCISED
                                                             NUMBER OF SECURITIES        IN THE MONEY
                                                           UNDERLYING UNEXERCISED             OPTIONS
                                                                OPTIONS AT FY END       AT FY END (2)
                    SHARES ACQUIRED                                  EXERCISABLE/        EXERCISABLE/
NAME                    ON EXERCISE  VALUE REALIZED (1)             UNEXERCISABLE       UNEXERCISABLE
-----------------------------------------------------------------------------------------------------
Daryl R. Forsythe                 0  $                 0  $        301,271/63,262  $ 942,368/129,424
Michael J. Chewens                0                    0            78,012/31,941     183,323/67,366
Martin A. Dietrich                0                    0           108,765/49,348     195,041/95,348
David E. Raven                    0                    0            44,292/27,381      66,997/58,255
-----------------------------------------------------------------------------------------------------

NOTES:

(1) Represents difference between the fair market value on the date of exercise of the securities underlying the options and the exercise price of the options.

(2) Represents difference between the fair market value of the securities underlying the options and the exercise price of the options at December 31, 2002.


PROXY STATEMENT: NBT BANCORP INC.                                              9

PENSION PLAN

Our executives participate in the NBT Bancorp Inc. Defined Benefit Pension Plan. This plan is a noncontributory, taxqualified pension plan. Eligible employees are those who work at least 1,000 hours per year, have completed one year of eligibility service and have attained age 21. The plan provides for 100% vesting after five years of qualified service. Prior to the amendment and restatement of the plan effective January 1, 2000, the plan had received a determination from the Internal Revenue Service that the plan was qualified under Section 401(a) of the Internal Revenue Code. The plan, as amended and restated effective January 1, 2000, was submitted in 2001 to the Internal Revenue Service for determination. The plan was converted to a defined benefit plan with a cash balance feature, effective January 1, 2000. Prior to that date the plan was a traditional defined benefit pension plan. In 2002 there were two amendments to the plan which included Amendment No. 2 that defined participation in the plan for CNB participants, as well as Amendment No. 3 that stated good faith compliance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001.

     Under a cash balance plan such as our plan, hypothetical account balances are established for each participant and pension benefits are generally stated as the lump-sum amount in that hypothetical account. Notwithstanding the preceding sentence, since a cash balance plan is a defined benefit plan, the annual retirement benefit payable at normal retirement (age 65) is an annuity, which is the actuarial equivalent of the participant's account balance under the cash balance plan. However, participants may elect, with the consent of their spouses if they are married, to have the benefits distributed as a lump sum rather than an annuity. Benefits under the plan for 2002 are computed using a cash balance methodology for people who converted (as described hereafter) that provides for pay-based credits to the participants' hypothetical accounts equal to 5 to 43.5 percent (depending on age and other factors) on the first $200,000 of annual eligible compensation. Eligible compensation under the plan is defined as fixed basic annual salary or wages, commissions, overtime, cash bonuses, and any amount contributed by us at the direction of the participant pursuant to a salary reduction agreement and excludible from the participant's gross income under Section 125 or Section 402(e)(3) of the Internal Revenue Code, but excluding any other form of remuneration, regardless of the manner calculated or paid such as amounts realized from the exercise of stock options, severance pay or our cost for any public or private benefit plan, including this pension plan. In addition to the pay-based service credits, monthly interest credits are made to the participant's account balance based on the average annual yield on 30-year U.S. Treasury securities for the November of the prior year. Each active participant in the pension plan as of January 1, 2000 was given a one-time irrevocable  election  to  continue  participating  in  the  traditional defined benefit  plan  design  or  to  begin  participating in the new cash balance plan design.  All  employees  who  became  participants  after  January  1,  2000 automatically participated in the cash balance plan design. Each of our executives chose to participate in the cash balance plan design.

     The following table shows the estimated annual benefits payable as a life annuity with five years certain upon retirement at normal retirement age (NRA) for each of the named Executive Officers.

EXECUTIVE                    ANNUITY BENEFIT AT NRA
----------------------------------------------------
Mr. Forsythe                                 $35,369
Mr. Chewens                                  $36,798
Mr. Dietrich                                 $49,325
Mr. Raven                                    $12,213
----------------------------------------------------

     Pension benefits under the plan are not subject to reduction for Social Security benefits or other offset amounts. Section 415 of the Internal Revenue Code places certain limitations on pension benefits that may be paid from the trusts of taxqualified plans, such as the plan. Because of these limitations and in order to provide certain of our executives with adequate retirement income, we have entered into supplemental retirement agreements which provide retirement benefits to the named executives in the manner discussed below. It should be noted that where applicable the amounts payable under the supplemental retirement agreements, as discussed in the following section, are offset by payments made under our pension plan, the annuitized employer portion of our 401(k)/ ESOP and social security.

SUPPLEMENTAL RETIREMENT AGREEMENTS AND PLAN

We have entered into an agreement with Mr. Forsythe to provide him with supplemental retirement benefits, revised most recently on January 28, 2002, which we refer to as the "SERP." The SERP for the benefit of Mr. Forsythe provides that his combined annual benefit at normal retirement, taking into consideration (a) the annual benefit payable to Mr. Forsythe under our pension plan (b) the annual benefit that could be provided by contributions by us and NBT Bank (other than Mr. Forsythe's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts if these contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided under the agreement, the amount to be determined by an actuary selected by us or NBT Bank (c) his social security benefit and (d) the SERP, will be equal to 75% of Mr. Forsythe's final average compensation (i.e., average annual base salary, commissions, bonuses and elective deferrals not includible in Mr. Forsythe's gross income under our 401(k)/ESOP and cafeteria plan for the five years of benefit service under our pension plan out of the last ten years of benefit service that produces the highest average,


10                                             PROXY STATEMENT: NBT BANCORP INC.

the ten years to be those immediately preceding the date of retirement but without regard to any Internal Revenue Code limitations on compensation applicable to tax-qualified plans). Reduced amounts will be payable under the SERP in the event Mr. Forsythe takes early retirement. If Mr. Forsythe becomes disabled before he attains age 62, he will be treated for purposes of the SERP as if he had continued to be employed by NBT Bank until he reached age 62, and then retired. If Mr. Forsythe dies, his spouse will be entitled to an annual benefit for life equal to 50% of the benefit payable to Mr. Forsythe and, if such death occurs before he retires, as if he had retired and begun receiving his benefit before he died. Except in the case of early retirement, disability or death, payment of benefits will commence upon the first day of the month after Mr. Forsythe attains age 65. Assuming a retirement age of 65, satisfaction of applicable SERP conditions, that he is currently 65, and that his 2002 compensation were his final average compensation as defined by the SERP, the estimated aggregate annual retirement benefit under the SERP, our cash balance pension plan, the annuitized employer portion of our 401(k)/ESOP and social security to be paid to Mr. Forsythe would be $386,719. The SERP provides that it will at all times be unfunded except that, in the event of a change in control, NBT Bank will be required to transfer to a grantor trust an amount sufficient to cover all potential liabilities under the SERP.

     We have also entered into agreements with Messrs. Chewens and Dietrich and we have adopted a Supplemental Executive Retirement Plan, in which they participate, to provide them with SERP's. The SERP's for the benefit of Messrs. Chewens and Dietrich provide that the combined annual supplemental benefit at normal retirement, taking into consideration (a) the annual benefit payable to the executive under our pension plan (b) the annual benefit that could be provided by contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts if these contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided under the agreement, the amount to be determined by an actuary selected by us or NBT Bank (c) his social security benefit and (d) the SERP, will be equal to the greater of (1) 50% of the executive's final average compensation (i.e., average annual base salary, commissions, bonuses and elective deferrals not includible in the executive's gross income under our 401(k)/ESOP and cafeteria plan for the five years of benefit service under our pension plan out of the last ten years of benefit service that produces the highest average, the ten years to be those immediately preceding the date of retirement but without regard to any Internal Revenue Code limitations on compensation applicable to tax qualified plans) or (2) the sum of the annual amount of the executive's benefit under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code plus the annual benefit that could be provided by contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code and using the actuarial assumptions set out in our pension plan. Reduced amounts will be payable under the SERP in the event Mr. Chewens or Mr. Dietrich takes early retirement. If Mr. Chewens or Mr. Dietrich dies leaving a surviving spouse, his spouse will be entitled to an annual benefit for life equal to the annual survivor annuity benefit under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code, reduced by the surviving spouse benefit actually payable under such plan, plus a lump sum amount equal to contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code, reduced by the amounts actually contributed to our 401(k)/ESOP, plus the earnings on such net amount. If the executive dies after attaining age 60 and after he has retired, but before payment of benefits has commenced, the surviving spouse will also receive an annual benefit equal to 50% of the excess, if any, of 50% of the executive's final average compensation (as defined above) over the sum of (1) the annual amount of the executive's benefit under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code and (2) the annual benefit that could be provided by contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code and using the actuarial assumptions set out in our pension plan, and (3) the executive's social security benefits. Except in the case of early retirement or death, payment of benefits will commence upon the first day of the month after Mr.
Chewens or Mr. Dietrich attains age 62. Assuming a retirement age of 62, satisfaction of applicable SERP conditions, that he is currently 62, and that his 2002 compensation were his final average compensation as defined by the SERP, the estimated aggregate annual retirement benefit under the SERP, our cash balance pension plan, the annuitized employer portion of our 401(k)/ESOP and social security to be paid to Mr. Chewens would be $132,186. Assuming a retirement age of 62, satisfaction of applicable SERP conditions, that he is currently 62, and that his 2002 compensation were his final average compensation as defined by the SERP, the estimated aggregate annual retirement benefit under the SERP, our cash balance pension plan, the annuitized employer portion of our 401(k)/ESOP and social security to be paid to Mr. Dietrich would be $175,826. The SERP's for both Mr. Chewens and Mr. Dietrich provide that they will at all times be unfunded except that, in the event of a change in control, NBT Bank will be required to transfer to a grantor trust an amount sufficient to cover all potential liabilities under the SERP.


PROXY STATEMENT: NBT BANCORP INC.                                             11

EMPLOYMENT AGREEMENTS

Effective January 1, 2000, we entered into an employment agreement with Mr. Forsythe, which was revised on January 22, 2001 and again on January 1, 2002. The agreement provides that Mr. Forsythe will serve as our Chairman, President and Chief Executive Officer until August 2, 2003, except that the term of employment may be extended for one or two additional years by mutual agreement of the parties. Mr. Forsythe's annual salary was $375,000 during 2002 and will be $425,000 during 2003 and, if applicable, thereafter. Mr. Forsythe's salary for 2002 reflected his election to only take one half of the contractual increase to which he was entitled. Mr. Forsythe will be eligible to be considered for performance bonuses commensurate with his title and salary grade in accordance with our compensation policies. The agreement also grants Mr. Forsythe a right to stock options to be granted to him annually under our 1993 Stock Option Plan, computed using a formula approved by us that is commensurate with his title and salary grade. The option exercise price will be the fair market value of the stock at time of grant. The agreement also provides to Mr. Forsythe paid vacation time commensurate with his title and salary grade, in accordance with the Company's Policy. In addition, Mr. Forsythe may be excused from physical presence at our headquarters for the months of January, February and March, except on an as-required basis as mutually agreed by our Board of Directors. Under the agreement Mr. Forsythe will also receive other benefits including use of an automobile, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans. In the event Mr. Forsythe's employment is terminated by us other than for "cause" (as defined) or by Mr. Forsythe for "good reason" (as defined), Mr. Forsythe will be entitled to receive his accrued and unpaid salary, his accrued rights under our employee plans and arrangements, unpaid expense reimbursements, the cash equivalent of his accrued annual vacation and sick leave and his salary for the period commencing on the date immediately following the termination date and ending upon and including the later of the third anniversary of the commencement date or the second anniversary of the termination date. However, if such termination is covered by his change in control agreement (discussed later), his severance payments will be determined under that agreement.

     Effective January 1, 2000, we also entered into an employment agreement with Mr. Dietrich, which was revised on January 1, 2002. The agreement with Mr. Dietrich provides that he will serve as the President, Chief Operating Officer and a director of NBT Bank through January 1, 2005, with automatic one-year extensions occurring annually beginning January 1, 2003. Mr. Dietrich's salary in 2003 is $281,000 and the agreement provides for minimum increases of 8% per annum. For 2002, Mr. Dietrich relinquished his right to an 8% increase and accepted a 4% increase. Mr. Dietrich will be eligible to be considered for performance bonuses commensurate with his title and salary grade in accordance with our compensation policies. The agreement also grants Mr. Dietrich a right to stock options to be granted to him annually under our 1993 Stock Option Plan, computed using a formula approved by us that is commensurate with his title and salary grade. The option exercise price will be the fair market value of the stock at time of grant. Under the agreement Mr. Dietrich will also receive other benefits including use of an automobile, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans. In the event Mr. Dietrich's employment is terminated by us other than for "cause" (as defined) or by Mr. Dietrich for "good reason" (as defined), Mr. Dietrich will be entitled to receive his accrued and unpaid salary, his accrued rights under our employee plans and arrangements, unpaid expense reimbursements, the cash equivalent of his accrued annual vacation and sick leave, and severance payments equal to his salary until the later of January 1, 2005, the date to which the term of employment has been automatically extended or 24 months after the termination date. However, if such termination is covered by his change in control agreement (discussed later), his severance payments will be determined under that agreement.

     Effective June 1, 2000, we entered into an employment agreement with Mr. Chewens, which was revised on January 1, 2002. The agreement with Mr. Chewens provides that he will serve as a Senior Executive Vice President of our Company, our Chief Financial Officer and a Senior Executive Vice President and Chief Financial Officer of NBT Bank through January 1, 2005, with automatic one-year extensions occurring annually beginning January 1, 2003. Mr. Chewens' salary in 2003 is $232,000 and the agreement provides for minimum increases of 8% per annum. For 2002, Mr. Chewens relinquished his right to an 8% increase and accepted a 4% increase. Mr. Chewens will be eligible to be considered for performance bonuses commensurate with his title and salary grade in accordance with our compensation policies. The agreement also grants Mr. Chewens a right to stock options to be granted to him annually under our 1993 Stock Option Plan, computed using a formula approved by us that is commensurate with his title and salary grade. The option exercise price will be the fair market value of the stock at time of grant. Under the agreement Mr. Chewens will also receive other benefits including use of an automobile, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans. In the event Mr. Chewens' employment is terminated by us other than for "cause" (as defined) or by Mr. Chewens for "good reason" (as defined), Mr. Chewens will be entitled to receive his accrued and unpaid salary, his accrued rights under our employee plans and


12                                             PROXY STATEMENT: NBT BANCORP INC.

arrangements, unpaid expense reimbursements, the cash equivalent of his accrued annual vacation and sick leave, a relocation payment if he relocates outside the Binghamton area within 18 months and severance payments equal to his salary until the later of January 1, 2005, the date to which the term of employment has been automatically extended or 24 months after the termination date. However, if such termination is covered by his change in control agreement (discussed later), his severance payments will be determined under that agreement.

     Effective August 1, 2001, we entered into an employment agreement with Mr. Raven, which was revised on January 1, 2002. The agreement with Mr. Raven provides that he will serve as the President and Chief Operating Officer of our Pennstar Bank division through January 1, 2005, with automatic one-year extensions occurring annually beginning January 1, 2003. Mr. Raven's annual salary in 2003 is $216,000 and the agreement provides for minimum increases of 8% per annum. Mr. Raven will be eligible to be considered for performance bonuses commensurate with his title and salary grade in accordance with our compensation policies. The agreement also grants Mr. Raven a right to stock options to be granted to him annually under our 1993 Stock Option Plan, computed using a formula approved by us that is commensurate with his title and salary grade. The option exercise price will be the fair market value of the stock at time of grant. Under the agreement Mr. Raven will also receive other benefits including use of an automobile, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans. In the event Mr. Raven's employment is terminated by us other than for "cause" (as defined) or by Mr. Raven for "good reason" (as defined), Mr. Raven will be entitled to receive his accrued and unpaid salary, his accrued rights under our employee plans and arrangements, unpaid expense reimbursements, the cash equivalent of his accrued annual vacation and sick leave, a relocation payment if he relocates outside the Scranton area within 18 months and severance payments equal to his salary until the later of January 1, 2005, the date to which the term of employment has been automatically extended or 24 months after the termination date. However, if such termination is covered by his change in control agreement (discussed later), his severance payments will be determined under that agreement.

CHANGE IN CONTROL AGREEMENTS

We  have  entered  into  a  change  in  control  agreement  with each of Messrs.
Forsythe, Chewens, Dietrich and Raven most recently on July 23, 2001. The agreements for Messrs. Forsythe, Chewens, Dietrich and Raven provide in general that, in the event there is a change in control of us or NBT Bank and further, if within 24 months from the date of such change in control, Mr. Forsythe's, Chewens', Dietrich's or Raven's respective employment with us or NBT Bank is terminated without cause or by the executive with good reason (as defined in the agreement), or if within 12 months of such change in control, the executive resigns, irrespective of the existence of good reason, Messrs. Forsythe, Chewens, Dietrich or Raven will be entitled to receive 2.99 times the greater of
(1) the sum of his annualized salary for the calendar year in which the change in control occurs, the maximum target bonus that could have been paid to him for such year if all applicable targets and objectives had been achieved, or if no formal bonus program is in effect, the largest bonus amount paid to him during any of the three preceding calendar years, his income from the exercise of nonqualified stock options during such year and other annualized amounts that constitute taxable income to him from us for such year, without consideration for salary reduction amounts that are excludible from taxable income or (2) his average annual compensation includible in his gross income for federal income tax purposes for the three years immediately preceding the year in which the change in control occurs, including base salary, bonus and ordinary income recognized with respect to stock options, without reduction for salary reduction amounts that are excludible from taxable income, plus any gross-up amount required to compensate for the imposition of any excise taxes under section 4999 of the Internal Revenue Code. Moreover, if the executive's employment with us or NBT Bank is terminated without cause or by the executive with good reason (as defined in the agreements) within 24 months of such change in control, or if the executive resigns within 12 months of such change in control irrespective of the existence of good reason, we or NBT Bank will maintain in effect, for the continued benefit of the executive and his spouse and family, if applicable, for three years after the executive's date of termination, or such longer period as is provided in the appropriate plan, all noncash employee benefit plans, programs, or arrangements (including pension and retirement plans and arrangements, stock option plans, life insurance and health and accident plans and arrangements, medical insurance plans, disability plans, and vacation plans) in which the executive was entitled to participate immediately prior to the executive's date of termination, as in effect at the date of termination, or, if more favorable to the executive and his spouse and family, as applicable, at any time thereafter with respect to executive employees of our Company or any successor; provided that the executive's continued participation is possible after his termination under the general terms and provisions of the plans, programs, and arrangements. However, if the executive becomes eligible to participate in a benefit plan, program, or arrangement of another employer which confers substantially similar benefits upon the executive, the executive will cease to receive the benefits in respect to our plan, program, or arrangement. In the event that the executive's participation in any such plan, program, or arrangement is barred, we or NBT Bank will arrange to provide the executive with benefits substantially similar to those which the executive is entitled to receive under such plans, programs


PROXY STATEMENT: NBT BANCORP INC.                                             13
and arrangements or alternatively, pay an amount equal to the reasonable value of substantially similar benefits. In addition, each executive's benefit under any SERP shall be fully vested and his benefit thereunder will be determined as if his employment had continued for three additional years (or such lesser period after which the maximum benefit is attained), at an annual compensation equal to the amount determined for purposes of calculating his severance amount. Moreover, under certain circumstances we or NBT Bank or the acquiring entity will provide the executive with health coverage for the maximum period after termination of employment for which COBRA continuation coverage is available. The agreements are effective until December 31, 2004, and are automatically renewed for one additional year commencing at December 31, 2001 and each December 31 of following years, and will be automatically extended for 24 months from the date of such a change in control.

OTHER EMPLOYMENT BENEFITS

In addition to the employment agreement and supplemental retirement agreements between Messrs. Forsythe, Chewens and NBT, the Corporation and Mr. Forsythe have entered into a wage continuation plan effective August 1, 1995, which provides that during the first three months of disability Mr. Forsythe will receive 100% of his regular wages subject to any deduction for social security or other offset amounts. Additionally, if the disability extends beyond three months, Mr. Forsythe will receive payments of $10,000 per month, until age 65, under an individual supplemental insurance policy. The annual cost of the policy for Mr. Forsythe is $7,734. Furthermore, Mr. Chewens will receive 100% of his regular wages for the first seven weeks, and $1,000 per week for the balance of the short-term disability (26 weeks maximum), subject to any deduction for social security or other offset amounts. Also, if the disability extends beyond three months Mr. Chewens will receive payments of $3,750 per month, until age 65, under an individual supplemental insurance policy. The annual cost of the policy for Chewens is $3,418.

     We and Mr. Forsythe have entered into a death benefits agreement, which was amended most recently on January 28, 2002. The policy is a split dollar life insurance policy on Mr. Forsythe's life in the face amount of $800,000. We are the owner of the policy and have the right to designate another officer or employee as the insured under the policy upon termination of the agreement. Upon Mr. Forsythe's death, his named beneficiary will receive $600,000 from the policy's proceeds, while we will receive the remainder of the policy's proceeds. Upon termination of the death benefits agreement (i.e., upon termination of Mr. Forsythe's employment), Mr. Forsythe is required to transfer all of his rights, title, and interest in the policy to us. We pay the premium on the policy, of which an actuarially determined amount is attributable to Mr. Forsythe and is reflected in the Summary Compensation Table above. In addition, we entered into a split dollar agreement with Mr. Forsythe on January 25, 2002, with respect to a life insurance policy on Mr. Forsythe's life in the amount of $1,500,000. We are the owner of the policy and have the right to designate another officer or employee as the insured under the policy upon termination of the agreement. Upon Mr. Forsythe's death, his named beneficiary will receive $1,000,000 from the policy's proceeds, while we will receive the remainder of the policy's proceeds. We pay the premium on the policy, of which an actuarially determined amount is attributable to Mr. Forsythe and is reflected in the Summary Compensation Table above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal 2002, the following directors served as members of our Compensation and Benefits Committee: Andrew S. Kowalczyk, Jr., Dr. Peter B. Gregory, Joseph
G. Nasser, Paul O. Stillman, William L. Owens, William C. Gumble, Paul D. Horger, Michael M. Murphy and Joseph A. Santangelo. The law firm of Kowalczyk, Tolles, Deery and Johnston, of which Director Andrew S. Kowalczyk, Jr., is a partner, provided legal services to us and NBT Bank in 2002. We paid $116,330 in fees for services received from this firm. The law firms of Harris Beach LLP, of which Director William L. Owens is a partner and Oliver, Price & Rhodes, of which Director Paul D. Horger is a partner, also provided legal services to us in 2002. The amounts paid to each of these entities was less than the established reporting thresholds. From time to time NBT Bank makes loans to its Directors and Executive Officers and related persons or entities. It is the belief of Management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectability nor present other unfavorable features.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and Benefits Committee of the Board of Directors is comprised of non-employee directors. The primary responsibility of the Compensation and Benefits Committee is to design, implement, and administer all facets of our compensation and benefits programs for all employees (including Executive Officer salaries, bonuses and certain other forms of compensation). The Committee also administers our pension plan, 401(k) and employee stock ownership plan (ESOP), the directors' and officers' stock option plans, the restricted stock plan and the employee stock purchase plan. The Committee presents its actions to our Board for approval.

     The Committee annually retains an independent compensation consultant, to help ensure that the total compensation is


14                                             PROXY STATEMENT: NBT BANCORP INC.

reasonable in comparison to the total compensation provided by similarly situated publicly traded financial institutions. The Compensation Committee has also sought the advice of that consultant in connection with the grant of stock options. Set forth below is a report addressing NBT's compensation policies for 2002 as they affected NBT's Executive Officers.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

NBT's executive compensation policies are designed to provide competitive levels of compensation, to assist NBT in attracting and retaining qualified executives and to encourage superior performance. In determining levels of Executive Officers' overall compensation, the Compensation Committee considers the qualifications and experience of the executives, the asset size of the Company and the complexity of its operations, the financial condition, including recurring income of the Company, the compensation paid to other persons employed by the Company and the compensation paid to persons having similar duties and responsibilities in comparable financial institutions. Compensation paid or awarded to NBT's Executive Officers in 2002 consisted of the following components: base salary, variable compensation and other.

BASE SALARY. The Compensation Committee reviews executive base salaries annually. Base salary is intended to signal the internal value of the position and to track with the external marketplace. All current named Executive Officers presently serve pursuant to employment agreements that provide for a minimum base salary that may not be reduced without the consent of the Executive Officer. In establishing the fiscal 2002 salary for each Executive Officer, the Compensation Committee considered the officer's responsibilities, qualifications and experience, the asset size of the Company and the complexity of its operations, the financial condition of the Company (based on levels of recurring income, asset quality and capital), and compensation paid to persons having similar duties and responsibilities in comparable financial institutions.

VARIABLE COMPENSATION. Variable compensation consists of annual cash incentives in the form of our Executive Incentive Compensation Plan (EICP) and stock option grants.

     The Committee designed the current EICP that links payout with stockholder interests. The Committee reviews the EICP annually. The Compensation Committee establishes corporate performance objectives at the beginning of each year. For 2002, the primary corporate financial performance objective was based on the Company attaining a certain target Earnings Per Share "EPS" level. EPS levels below the target level result in no EICP payment being made. EPS levels exceeding the target by specified percentages may result in increasing EICP payments based on a four-tiered structure. The Compensation Committee, where appropriate, also considers individual non-financial performance measures and divisional performance measures, in determining bonuses. In 2002, the named executives, including Mr. Forsythe were eligible to receive an EICP payment based on NBT's reported EPS. The Committee may, at their discretion, modify or interpret the plan from time to time, to negate the effects of certain nonrecurring increases or decreases in the EPS level. For example in 2002, the favorable effect on EPS attributed to the adoption of a new FASB pronouncement was not considered in determining the payments.

     The purpose of NBT's non-qualified stock option plan is to provide an additional incentive to certain NBT officers to work to maximize stockholder value. Stock options vest 40% after one year and in equal increments over the next three years. This approach is designed to act as a retention device for key employees and to encourage employees to take into account the long-term interests of NBT. The guidelines used in 2002 by the Compensation Committee in making the stock option grants to Mr. Forsythe and other named Executive
Officers of NBT took into account the duties and responsibilities of the individuals and the advice of our independent compensation consultant. In 2002, the named executives received options to purchase an aggregate of 146,300 shares of common stock at exercise prices equal to the fair market value on the respective date of grant. In January 2003 the CEO and named executives received options to purchase an aggregate of 98,700 shares of common stock at exercise prices equal to the fair market value on the respective date of grant. The reduction in option shares is primarily a function of proposed accounting rules affecting the treatment of stock options.

OTHER. In addition to the compensation paid to Executive Officers as described above, Executive Officers received, along with and on the same terms as other employees, certain benefits pursuant to our 401(k)/ESOP and Employee Stock Purchase Plan (ESPP). All of our named executives were eligible to participate in the 401(k)/ESOP and were 100% vested during 2002. The 401(k)/ESOP plan provides that an eligible employee may elect to defer up to the Internal Revenue Code Section 402(g) limit, of his or her salary for retirement (subject to a maximum limitation for 2002 and 2003 of $11,000 and $12,000, respectively), and that we will provide a matching contribution of 100% of the first 3% of the employee's deferred amount. In addition, we may make an additional discretionary matching contribution on behalf of participants who are employed on the last day of the plan year and who completed a year of service during the plan year based on the financial performance of the Company. For 2002, discretionary contributions of $545,214 (including the named executives) were made for eligible participants, in January 2003. These contributions were made in the form of Company stock. Compensation taken into account under the plan cannot exceed $200,000 for 2002 and 2003. All of our named executives were also eligible to participate in the ESPP. Our Board may amend or terminate these plans at any time.


PROXY STATEMENT: NBT BANCORP INC.                                             15

CEO COMPENSATION. The Compensation Committee, in determining the compensation for the Chief Executive Officer, considers NBT's asset size and complexity, financial condition and results, including progress in meeting strategic objectives. The Chief Executive Officer's fiscal 2002 salary was $375,000, an increase of 7.1%, compared to $350,000 in 2001. NBT annually retains an independent compensation consultant, and in that regard received an opinion that the total compensation was reasonable in comparison to the total compensation provided by similarly situated publicly traded financial institutions. The
Compensation Committee also sought the advice of that consultant in connection with the grant of options in fiscal 2002. For the fiscal year 2002, the Compensation Committee concluded that total compensation for the Chief Executive Officer was reasonable in comparison to similarly situated publicly traded financial institutions.

INTERNAL REVENUE CODE (IRC) SECTION 162(M). In 1993, the IRC was amended to disallow publicly traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million (section 162(m) of the IRC), unless, among other things, the compensation meets the requirements for performance-based compensation. In structuring NBT's compensation programs and in determining executive compensation, the Committee takes into consideration the deductibility limit for compensation.

MEMBERS OF THE COMPENSATION AND BENEFITS COMMITTEE

Chairman: Andrew S. Kowalczyk, Jr.

Members:  Dr. Peter B. Gregory
          Joseph G. Nasser
          Paul O. Stillman
          William L. Owens
          William C. Gumble
          Paul D. Horger
          Michael M. Murphy
          Joseph A. Santangelo

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

From time to time NBT Bank makes loans to its Directors and Executive Officers and related persons or entities. It is the belief of Management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectability nor present other unfavorable features.

     The law firm of Kowalczyk, Tolles, Deery and Johnston, of which Director Andrew S. Kowalczyk, Jr., is a partner, provided legal services to us and NBT Bank in 2002. We paid $116,330 in fees for services received from this firm. The law firms of Harris Beach LLP, of which Director William L. Owens is a partner; Oliver, Price & Rhodes, of which Director Paul D. Horger is a partner; and Needle, Goldenziel and Pascale, of which Director Gene E. Goldenziel is a partner, also provided legal services to us in 2002. The amounts paid to each of these entities was less than the established reporting thresholds.

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return (i.e., price change, reinvestment of cash dividends and stock dividends received) on our common stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the Index for NASDAQ Financial Stocks. The stock performance graph assumes that $100 was invested on December 31, 1997. The graph further assumes the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends are paid on such securities during the relevant fiscal year. The yearly points marked on the horizontal axis correspond to December 31 of that year. We calculate each of the referenced indices in the same manner. All are market-capitalization-weighted indices, so companies judged by the market to be more important (i.e., more valuable) count for more in all indices.


16                                             PROXY STATEMENT: NBT BANCORP INC.

COMPARISON  OF  FIVE  YEAR  CUMULATIVE  TOTAL RETURN AMONG NBT BANCORP INC.,
THE INDEX FOR NASDAQ FINANCIAL STOCKS, AND THE NASDAQ STOCK MARKET (U.S. COMPANIES) INDEX

                                [GRAPH OMITTED]

RISK MANAGEMENT COMMITTEE REPORT

Our Risk Management Committee, which functions as our audit Committee, comprises eight Company and three bank or bank division directors who are not officers or employees of NBT. Each of the members of the Risk Management Committee is an independent director under Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. The Risk Management Committee held four meetings during 2002. The meetings were designed to facilitate and encourage private communication between the Risk Management Committee, the internal auditors and our independent public accountants, KPMG LLP.

     The Risk Management Committee has prepared a report regarding the preparation of our consolidated financial statements as of and for the three years ended December 31, 2002.

The  Risk  Management  Committee  has:

- Reviewed and discussed the audited consolidated financial statements with NBT Management;

- Discussed with KPMG, our independent auditors, the matters required to be discussed by Statements on Auditing Standards (SAS) 61 (Codification of Statements on Auditing Standards, AU 380);

- Received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG its independence.

     On the basis of its review and discussions referred to in this section of the proxy statement, the Risk Management Committee has recommended to our Board that the audited consolidated financial statements be included in our Annual Report Form 10-K for the year ended December 31, 2002 for filing with the SEC.

MEMBERS OF THE RISK MANAGEMENT COMMITTEE

Chairman: Joseph G. Nasser

Members:  Richard Chojnowski
          William C. Gumble
          Janet H. Ingraham
          John C. Mitchell
          Van Ness D. Robinson
          Joseph A. Santangelo
          Paul O. Stillman
          Kenneth Axtell (*)
          Susan Kwiatek (*)
          Harry Schoenagel (*)

(*) denotes Committee members belonging to a bank or bank division Board and not the NBT Bancorp Inc. Board

     Our Risk Management Committee acts under a written charter adopted and approved by our Board. The Committee and Board of Directors is in the process of reviewing the Risk Management Committee Charter in light of the requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations


PROXY STATEMENT: NBT BANCORP INC.                                             17
promulgated by the Securities and Exchange Commission implementing the Sarbanes-Oxley Act as well as the rules proposed by The Nasdaq Stock Market relating to corporate governance matters. The Board of Directors intends to adopt a revised Risk Management Committee Charter that complies with the Securities and Exchange Commission's rules and regulations implementing the Sarbanes-Oxley Act and the proposed Nasdaq rules once those rules have been finalized. Our Board established the Committee to assist our Board in fulfilling its fiduciary responsibilities to our Company. In furtherance of its duties, the Committee has met and held discussions with Management and the independent auditors. Under the charter, the Committee's primary duties and responsibilities are to:

- Monitor the integrity of our Company's consolidated financial reporting process and systems of internal control regarding finance, accounting and legal compliance;

- Monitor the independence and performance of our Company's independent auditors and Risk Management personnel;

- Provide an avenue of communications among the independent auditors, our Management, the Risk Management Division, and our Board.

Among other things, the Committee is responsible to our Board for the following:

- Review our Management's annual assertion with respect to the system of internal controls at certain banking subsidiaries and review the independent auditors' reports and attestations regarding the controls;

- Advise our Board with respect to our Company's policies and procedures regarding compliance with applicable laws and regulations and with our Code of Ethics;

- Provide governance, guidance and oversight of our internal control structure;

- Review all regulatory examination reports and required Management responses;

- Review the internal audit function including coordination of plans with the independent auditors; approve the annual internal audit plan; and review audit reports issued and Management responses received or updated since the previous meeting;

- Ensure that the independent auditors are ultimately accountable to our Board and the Committee;

- Approve the retention and when necessary the termination or replacement of the independent auditors;

- Prior to and during their annual review, meet with and evaluate the independent auditors; review and approve significant non-audit services performed or planned and the fees for these services;

- On an annual basis, review and discuss with the independent auditors all significant relationships they have with our Company, which could impair the auditors' independence;

- Review our Company's annual audited consolidated financial statements prior to their filing with the SEC and discuss with our Management and the independent auditors significant issues regarding accounting principles and judgments; Based on this review, the Committee shall advise the Board whether it recommends that the audited consolidated financial statements be included in our Annual Report Form 10-K to be filed with the SEC;

- Meet at least annually with our Management, our Risk Management Division personnel and the independent auditors to review our Company's major financial risk exposures and the steps Management has taken to monitor and control those exposures.

     Our Management is responsible for our Company's financial reporting process, including our system of internal control, and for the preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States. Our Company's independent auditors are responsible for auditing those financial statements. The Committee's responsibility is to monitor and review these processes. It is not the Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Committee has relied, without independent verification, on Management's representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and on the representations of our Company's independent auditors included in their report on our Company's consolidated financial statements. The Committee's oversight does not provide it with an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's deliberations and discussions with Management and our Company's independent auditors do not assure that our Company's consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States, that the audit of our Company's consolidated financial statements has been carried out in accordance with auditing standards generally accepted in the United States, or that our Company's independent auditors are, in fact, independent of our Company and Management.


18                                             PROXY STATEMENT: NBT BANCORP INC.

NBT'S INDEPENDENT AUDITORS

Our Risk Management Committee has appointed KPMG LLP as our independent auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2003. KPMG LLP has served as our independent auditors since 1987. We expect representatives of KPMG LLP to be present at our annual meeting. Those representatives will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

AUDIT FEES AND NON-AUDIT FEES. The following table presents fees for professional audit services rendered by KPMG LLP for the audit of NBT's annual consolidated financial statements for the fiscal year ended December 31, 2002, and fees billed for other services provided by KPMG LLP during 2002.

Audit fees                     $  262,000
Audit related fees (1)         $   97,000
                               ----------
Audit and audit related fees   $  359,000
Tax fees (2)                   $  554,270
All other fees (3)             $   94,739
                               ----------
Total fees                     $1,008,009
                               ==========

(1) Audit related fees consisted principally of fees for audits of certain employee benefit plans' financial statements and loan review procedures.

(2) Tax fees consisted primarily of fees for tax return preparation, tax compliance and tax planning services.

(3)  All  other  fees  consisted  of  fees for mortgage process review analysis.

AUDIT COMMITTEE REVIEW. Our Risk Management Committee has considered whether KPMG's provision of the non-audit services summarized in the preceding section is compatible with maintaining KPMG's independence.

PROPOSAL 3
APPROVAL OF THE NBT BANCORP INC.
NON-EMPLOYEE DIRECTORS' RESTRICTED
AND DEFERRED STOCK PLAN
--------------------------------------------------------------------------------

At its January 27, 2003 meeting, the Board adopted the NBT Bancorp Inc. Non-employee Directors' Restricted and Deferred Stock Plan (the "Directors' Plan"), subject to the approval thereof by the stockholders of the Company at the Annual Meeting. The principal provisions of the Directors' Plan are summarized below. Such summary is not complete and is qualified in its entirety by the terms of the Directors' Plan. A copy of the Directors' Plan is attached as Appendix A and incorporated herein by reference.

PURPOSE. The purpose of the Directors' Plan is to attract, motivate and retain qualified non-employee directors and to encourage their ownership of common stock of the Company, par value $0.01 per share and align the interest of the Board and stockholders.

PARTICIPATION. Participation in the Directors' Plan is limited to directors who are not employees of the Company or any of its subsidiaries.

SHARES AVAILABLE UNDER THE DIRECTORS' PLAN. 200,000 shares of common stock will be authorized for issuance under the Directors' Plan in 2003 and future years. Shares issued pursuant to the Directors' Plan may be authorized but unissued shares of common stock or treasury shares.

AWARD DOCUMENT. Each grant of restricted stock will be evidenced by an award document issued by the Company. In addition to the terms and conditions defined in the Directors' Plan, such documents may contain such other terms and conditions, not inconsistent with the Directors' Plan, as the Board will prescribe. Such additional terms may vary among award participants.

RESTRICTED SHARES. Directors shall receive their annual retainer for Board service in the form of restricted shares of the Company's common stock rather than cash. Restricted shares are registered in the name of the director and shall be delivered to the director within 30 days after the vesting of any shares to which the director shall be entitled. Directors may not sell, transfer, assign, pledge or otherwise encumber or dispose of the shares covered by any restricted stock award until applicable restriction period has lapsed. Restricted shares have all the attributes of outstanding shares including the right to vote and to receive dividends thereon. If a director terminates Board membership due to death, disability, retirement after the age of 70, or failure to be re-elected or re-appointed, any restricted shares granted, to the extent not already vested, shall vest in full as of the date of such termination. Voluntary resignation or removal for cause will result in forfeiture of the non-vested grants.

DEFERRED SHARES. The Board may from time to time, grant deferred stock under the Directors' Plan. A certificate representing the shares covered by the award shall be registered in the name of the director and shall be delivered to the director within 30 days after the director ceases to be a director. Deferred shares have all the attributes of outstanding shares including the right to vote and to receive dividends thereon.

AMENDMENT AND TERMINATION OF THE DIRECTORS' PLAN. The Board may amend, suspend or terminate the Directors' Plan as to any shares for which restricted or deferred stock awards have not been granted. No amendment, suspension or termination of the Directors' Plan shall, without the consent of the


PROXY STATEMENT: NBT BANCORP INC.                                             19
holder, alter or impair rights or obligations under any restricted or deferred stock theretofore granted under the Directors' Plan.

ADJUSTMENTS. In the event of any change in the outstanding common stock by reason of a stock dividend, recapitalization, reclassification, stock split or other increase or decrease in such shares effected without receipt of consideration by the Company, the number and kind of shares subject to any outstanding awards of restricted or deferred stock shall be adjusted proportionately by the Company.

TAX MATTERS. The grant of restricted or deferred stock will not be a taxable event if the shares are subject to a substantial risk of forfeiture, unless the recipient makes a special tax election under Section 83(b) of the Internal Revenue Code within 30 days after the grant. Upon the vesting of restricted or deferred stock (assuming no Section 83(b) election), the grantee will realize ordinary income equal to the value of the restricted or deferred stock, as applicable, that become vested and we will generally be entitled to a deduction for tax purposes in the same amount. If the grantee makes a Section 83(b) election, he will realize ordinary income as of the grant date in an amount equal to the value of the restricted or deferred stock, as applicable, at that time and we generally will be entitled to a deduction in a like amount. A grantee who makes a Section 83(b) election will not be entitled to any tax deduction if he subsequently forfeits the shares.

NEW PLAN BENEFITS. The following table sets forth the benefits or amounts that will be received by or allocated to each of the following persons under the Directors' Plan as of the date of this proxy statement.

NAME AND POSITION                DOLLAR VALUE($)     NUMBER OF UNITS
--------------------------------------------------------------------
Daryl R. Forsythe              Not Applicable         Not Applicable
Michael J. Chewens             Not Applicable         Not Applicable
Martin A. Dietrich             Not Applicable         Not Applicable
David E. Raven                 Not Applicable         Not Applicable
Executive Group                Not Applicable         Not Applicable
Non-Executive Director Group*  $      135,235                  7,890
Non-Executive Officer          Not Applicable         Not Applicable
Employee Group                 Not Applicable         Not Applicable
--------------------------------------------------------------------

* Dollar value determined as of January 1, 2003, the grant date (subject to the stockholders approving the Directors' Plan).

     There has been no determination by the Board with respect to any additional awards authorized by the Directors' Plan, which are discretionary in nature. Accordingly, any additional benefits or amounts are not determinable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE DIRECTORS' PLAN.

PROPOSAL 4
APPROVAL OF NBT BANCORP INC.
PERFORMANCE SHARE PLAN
--------------------------------------------------------------------------------

At its January 27, 2003 meeting, the Board adopted the NBT Bancorp Inc. Performance Share Plan (the "Performance Share Plan"), subject to the approval thereof by the stockholders of the Company at the Annual Meeting. The principal provisions of the Performance Share Plan are summarized below. Such summary is not complete and is qualified in its entirety by the terms of the Performance Share Plan. A copy of the Performance Share Plan is attached as Appendix B and incorporated herein by reference.

PURPOSE. The purpose of the Performance Share Plan is to retain officers and key employees of the Company and its subsidiaries and to encourage their ownership of common stock of the Company, par value $0.01 per share.

PARTICIPATION. Participation in the Performance Share Plan is limited to officers and other key employees of the Company or any of its subsidiaries or other affiliates who are designated to be eligible by the Board of Directors.

SHARES AVAILABLE UNDER THE PERFORMANCE SHARE PLAN. 300,000 shares of common stock will be authorized for issuance under the Performance Share Plan in the future. Shares issued pursuant to the Performance Share Plan may be authorized but unissued shares of common stock or treasury shares. The maximum number of shares that may be issued to any participant with respect to any performance period pursuant to any performance share award is 50,000 shares.

ADMINISTRATION. The Performance Share Plan will be administered by the Board. Among other things, the Board will have the authority, subject to the terms of the plan, to (i) select officers and key employees to be awarded performance shares (ii) determine the number of performance shares to be granted to a participant (iii) determine the vesting schedule and financial performance requirements which must be satisfied for the performance shares to vest (iv) determine the period of time during which the financial performance requirements must be met and (v) determine the other terms and conditions of awards. All determinations and interpretations made by the Board with respect to the Performance Share Plan will be final and binding on the Company and participants.

VESTING AND PAYMENT OF PERFORMANCE SHARES. Awards under the Performance Share Plan are made in the form of performance shares. Each performance share has the same value as one common share of the Company. The performance shares vest over a period determined by the Board. The vesting of the performance shares is contingent upon the achievement of


20                                             PROXY STATEMENT: NBT BANCORP INC.

performance goals set by the Board, which shall be based on objective business criteria, including but not limited to one or more of the following: earnings per share, total stockholder return, operating earnings, growth in assets, return on equity, return on capital, market share, stock price, net income, cash flow and retained earnings. The performance goals set by the Board are intended to be an objective goal which satisfies the requirements for "performance-based compensation" under Section 162(m) of the Internal Revenue Code. Distribution of the shares of common stock underlying the performance shares will be made two years (or such other period as may be specified by the Board) following the end of the applicable performance period, provided that the participant is then in the employ of the Company (except in the event of death, disability or retirement). After performance shares have become vested, but before delivery of the underlying common stock, the participants shall generally have the rights and privileges of a stockholder of the Company with respect to the shares, including the right to vote and receive dividends.

TERMINATION OF EMPLOYMENT. If a participant terminates employment due to death, disability, good reason, without cause or retirement after attaining the age of 65, the participant will generally be eligible for a pro-rated portion of the performance shares that would have otherwise been payable to the participant after the end of the applicable performance period. If the participant's employment terminates for any other reason, all unvested and undistributed performance shares will be forfeited.

ADJUSTMENTS. In the event of any change in the outstanding common stock by reason of a stock dividend, recapitalization, reclassification, stock split or other change in corporate structure affecting the common stock, the Board may, in its discretion, make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Performance Share Plan or in the number and kind of shares subject to outstanding performance share awards.

AMENDMENT AND TERMINATION. The Performance Share Plan may be amended in whole or in part and terminated by the Board at any time.

TAX MATTERS. The grant of performance shares will not be a taxable event if the shares are subject to a substantial risk of forfeiture; the recipient may make a special tax election under Section 83(b) of the Internal Revenue Code within 30 days after the vesting of the performance shares. Upon the distribution of the performance shares (assuming no Section 83(b) election), the grantee will realize ordinary income equal to the value of the performance shares that were distributed and we will generally be entitled to a deduction for tax purposes in the same amount, except as limited by Section 162(m) of the Internal Revenue Code, if the recipient's annual compensation exceeds $1 million. If the grantee makes a Section 83(b) election, he will realize ordinary income as of the vesting date in an amount equal to the value of the performance shares at that time and we generally will be entitled to a deduction in a like amount. A grantee who makes a Section 83(b) election will not be entitled to any tax deduction if he subsequently forfeits the shares.

NEW PLAN BENEFITS. As of the date of this proxy statement, there has been no determination by the Board with respect to any awards of performance shares, which are dependent upon the attainment of certain performance goals and are discretionary in nature. Accordingly, the benefits or amounts that will be received by or allocated to eligible participants, and that would have been received by or allocated to the eligible participants if the Performance Share Plan had been in effect during fiscal 2002, are not determinable.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PERFORMANCE SHARE PLAN.


PROXY STATEMENT: NBT BANCORP INC.                                             21

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2002, the following table summarizes the Company's equity compensation plans:

---------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SECURITIES REMAINING
                                                                                                        AVAILABLE FOR
                                     NUMBER OF SECURITIES          WEIGHTED-AVERAGE             FUTURE ISSUANCE UNDER
                               TO BE ISSUED UPON EXERCISE    EXERCISE PRICE OF OUT-         EQUITY COMPENSATION PLANS
PLAN CATEGORY                  OF OUTSTANDING OPTIONS (a)      STANDING OPTIONS (b)             (EXCLUDING SECURITIES
                                                                                         REFLECTED IN COLUMN (a)) (c)
---------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by stockholders                        2,192,223  $                  14.96                        2,908,784
Equity compensation plans
not approved by stockholders                         None                      None                             None


OTHER MATTERS
--------------------------------------------------------------------------------

STOCKHOLDER PROPOSALS FOR ANNUAL MEETINGS

Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement for the 2004 Annual Meeting of Stockholders must be received by NBT by November 27, 2003. Each proposal must comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy. SEC rules set forth standards as to what stockholder proposals corporations must include in a proxy statement for an annual meeting.

In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Stockholders will confer discretionary authority on the agents named on the proxy card to vote on any stockholder proposal presented at the meeting (rather than included in our proxy statement), unless we are provided with notice of the proposal no later than February 9, 2004. The persons named as proxies intend to vote or not vote in accordance with the majority vote of our Board.

OTHER MATTERS

As of the date of this proxy statement, our Board knows of no matters that will be presented for consideration at our meeting other than as described in this proxy statement. If any other matters should properly come before our meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by those proxies as to those matters. The persons named as proxies intend to vote in accordance with the determination of the majority vote of our Board.

     Upon receipt of a written request, the Company will furnish to any stockholder, without charge, a copy of the Company's Annual Report on form 10-K for the year ended December 31, 2002 and exhibits thereto required to be filed with the Commission under the Securities Exchange Act of 1934. Such written request should be directed to:

          Michael J. Chewens
          Senior Executive Vice President,
          Chief Financial Officer and
          Corporate Secretary
          NBT Bancorp Inc.
          52 South Broad Street
          Norwich, NY 13815


22                                             PROXY STATEMENT: NBT BANCORP INC.

APPENDIX A
NBT BANCORP INC. NON-EMPLOYEE DIRECTORS' RESTRICTED AND DEFERRED STOCK PLAN
--------------------------------------------------------------------------------

TABLE OF CONTENTS


1.  Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A2

2.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A2
3.  Administration. . . . . . . . . . . . . . . . . . . . . . . . . . .  A3
4.  Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A4
5.  Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A4
6.  Effective Date and Term of The Plan . . . . . . . . . . . . . . . .  A4
7.  Grant of Restricted and Deferred Stock  . . . . . . . . . . . . . .  A4
8.  Requirements of Law . . . . . . . . . . . . . . . . . . . . . . . .  A5
9.  Transferability of Restricted Stock; Restrictions on Stock. . . . .  A5
10. Parachute Limitations . . . . . . . . . . . . . . . . . . . . . . .  A6
11.  Amendment and Termination of the Plan. . . . . . . . . . . . . . .  A6
12.  Exchange Act: Rule 16b-3 . . . . . . . . . . . . . . . . . . . . .  A6
13.  Effect of Changes in Capitalization. . . . . . . . . . . . . . . .  A6
14.  Disclaimer of Rights . . . . . . . . . . . . . . . . . . . . . . .  A7
15.  Nonexclusivity of the Plan . . . . . . . . . . . . . . . . . . . .  A7
16.  Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A7
17.  Other Provisions . . . . . . . . . . . . . . . . . . . . . . . . .  A7
18.  Number and Gender. . . . . . . . . . . . . . . . . . . . . . . . .  A7
19.  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . .  A7
20.  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . .  A8


PROXY STATEMENT: NBT BANCORP INC.                                    APPENDIX A1

NBT BANCORP INC. NON-EMPLOYEE DIRECTORS' RESTRICTED AND DEFERRED STOCK PLAN
--------------------------------------------------------------------------------

NBT Bancorp Inc. sets forth herein the terms of this Non-Employee Directors' Restricted and Deferred Stock Plan as follows:

1     PURPOSE

      The Plan is intended to advance the interests of the Company by providing an additional incentive to attract, retain and motivate qualified and competent persons who are not employees of the Company to serve on the Board of the Company. To this end, the Plan provides for the grant of restricted and deferred stock all as set out herein.

2     DEFINITIONS

      For purposes of interpreting the Plan and related documents (including Restricted Stock and Deferred Stock Agreements), the following definitions shall apply:

2.1 "Affiliate" means any company or other trade or business that is controlled by or under common control with the Company (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of such entity within the meaning of Rule 405 of Regulation C under the 1933 Act.

2.2 "Agreement" means a written agreement between the Company and the recipient individual that sets out the terms and conditions of the grant of a Restricted or Deferred Stock Award.

2.3   "Board"  means  the  Board  of  Directors  of  the  Company.

2.4   "Change  in  Control"  of  the  Company  means

      (A) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A as in effect on the date hereof pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any Person hereafter becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company's Voting Securities; or

      (B) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

      (C) There shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Voting Securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all of the assets of the Company, provided that any such consolidation, merger, sale, lease, exchange or other transfer consummated at the insistence of an appropriate banking regulatory agency shall not constitute a change in control of the Company; or

      (D) Approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

2.5 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.6   "Committee" means the committee appointed by the Board pursuant to Section
      3.2  of  the  Plan.

2.7   "Company"  means  NBT  Bancorp  Inc.,  a  Delaware  corporation.

2.8 "Deferred Stock" shall mean Stock which will not be distributed nor which a Holder may sell, transfer, assign, pledge or otherwise encumber or dispose of until the Holder ceases to be a Director. Deferred stock shall otherwise be granted without any vesting requirements or any Restriction Period except as provided in this definition.

2.9 "Deferred Stock Agreement" means the written agreement evidencing the grant of Deferred Stock hereunder.

2.10 "Director" means a member of the Board or a Director of a Subsidiary or one denominated as a Director of a division of a Subsidiary.


A2  APPENDIX                                   PROXY STATEMENT: NBT BANCORP INC.

2.11 "Effective Date" means the date of adoption of the Plan by the Board, subject to approval by the stockholders of the Company.

2.12 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.13 "Fair Market Value" means the value of each Share subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares shall be the average price between the high and the low sale price of the shares on such exchange or in such market on the trading day immediately preceding the Grant Date or, if no sale of the shares is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

2.14 "Grant Date" means the later of (i) the date as of which the Board approves the grant and (ii) the date as of which the Holder and the Company or Affiliate enter the relationship resulting in the Holder being eligible for grants.

2.15 "Holder" means a person who is eligible to receive Restricted or Deferred Stock under the Plan.

2.16 "Plan" means the NBT Bancorp Inc. Non-Employees Directors' Restricted and Deferred Stock Plan.

2.17  "Restricted  Stock"  means Stock which is subject to a risk of forfeiture.

2.18 "Restricted Stock Agreement" means the written agreement evidencing the grant of Restricted Stock hereunder.

2.19 "Restricted Stock Award" means an award of Restricted Stock granted pursuant to Section 7 of this Plan.

2.20 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

2.21  "Stock" means the Common Stock, par value $0.01 per share, of the Company.

2.22 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

2.23 "Voting Securities" means securities of the Company having the right to vote at elections of members of the Board of Directors.

  3   ADMINISTRATION

3.1   Board.  The  Plan shall be administered by the Board, which shall have the
      -----
      full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Restricted or Deferred Stock Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Restricted or Deferred Stock Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Restricted or Deferred Stock Agreement entered into hereunder shall be final and conclusive.

3.2   Committee.  The  Board  may from time to time appoint a Committee, and the
      ---------
      Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 3.1 hereof, as the Board shall determine, consistent with the Certificate of Incorporation and Bylaws of the Company and applicable law. In the event that the Plan or any Restricted or Deferred Stock Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section 3.2. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

3.3   No  Liability.  No member of the Board or of the Committee shall be liable
      -------------
      for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Restricted or Deferred Stock Agreement entered into hereunder.


PROXY STATEMENT: NBT BANCORP INC.                                APPENDIX A   A3

  4   STOCK

      The Stock that may be issued pursuant to Restricted or Deferred Stock Awards may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Restricted or Deferred Stock Awards under the Plan shall not exceed, in the aggregate, 200,000 shares. If any Restricted Stock Award expires, terminates, or is terminated or canceled for any reason prior to vesting in full, the shares that were subject to the forfeited or terminated portion of such Restricted Stock Award shall be available immediately for future grants of Restricted Stock Awards under the Plan.

  5   ELIGIBILITY

5.1   Designated  Recipients.  Restricted Stock and Deferred Stock Awards may be
      ----------------------
      granted under the Plan to any non-employee director of the Company or any Subsidiary or any division of a Subsidiary, as the Board shall determine and designate from time to time.

5.2   Successive  Grants.  An  individual  may  hold more than one Restricted or
      ------------------
      Deferred Stock Award, subject to such restrictions as are provided herein.

  6   EFFECTIVE  DATE  AND  TERM  OF  THE  PLAN

6.1   Effective  Date. The Plan shall be effective as of the date of adoption by
      ---------------
      the  Board,  subject  to  approval  by  the  stockholders  of the Company.

6.2   Term.  The  Plan  shall  continue  until there are no shares available for
      ----
      grant pursuant to Section 4, or unless earlier terminated in accordance with Section 11 hereof.

  7   GRANT  OF  RESTRICTED  AND  DEFERRED  STOCK

7.1   Restricted  Stock  Awards.
      -------------------------

      (a) The Board may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Board may determine, grant Restricted Stock under the Plan. Each Restricted Stock Award shall be evidenced by a written instrument which shall state the number of shares covered by the award and the terms and conditions which the Board shall have determined with respect to such award, including the number of shares that the Holder shall be entitled to receive, and the vesting terms. In accordance with
            Section 7.3, a certificate representing the shares covered by the award shall be registered in the name of the Holder and shall be delivered to the Holder within 30 days after the vesting of any shares to which the Holder shall be entitled. The Holder shall generally have the rights and privileges of a stockholder of the Company with respect to such shares, including the right to vote and to receive dividends, subject to the restrictions specified in paragraphs (b) and (c).

      (b) The Board shall determine a period of time ("Restriction Period") which shall apply to the shares transferred to a Holder with respect to each Restricted Stock Award. Except as otherwise determined by the Board, during the Restriction Period applicable with respect to each Restricted Stock Award, the Holder may not sell, transfer, assign, pledge or otherwise encumber or dispose of the shares covered by such Restricted Stock Award. The Board in its discretion may prescribe conditions for the incremental lapse of the preceding restrictions during the Restriction Period, and for the lapse or termination of such restrictions upon the occurrence of certain events before the expiration of the Restriction Period. The Board in its discretion also may shorten or terminate the Restriction Period or waive any conditions for the lapse or termination of the restrictions with respect to all or any portion of the shares covered by the Restricted Stock Award.

      (c) If the Holder terminates board membership with the Company (or any Subsidiary or any division, including advisory boards), due to death, disability, retirement after the age of 70, or failure to be re-elected or re-appointed, the Restricted Stock granted, to the extent not already vested, shall vest in full as of the date of such termination. Voluntary resignation or removal for cause will result in forfeiture of the non-vested grants. The Holder may designate a beneficiary to receive the stock certificate representing that portion of the Restricted Stock award automatically vested upon death. The Holder has the right to change such beneficiary designation at will.


A4 APPENDIX A                                  PROXY STATEMENT: NBT BANCORP INC.

7.2   Restricted  Stock  and  Deferred  Stock  Agreements.  All  Restricted  and
      ---------------------------------------------------
      Deferred Stock Awards granted pursuant to the Plan shall be evidenced by Restricted and Deferred Stock Agreements, to be executed by the Company and by the Holder, in such form or forms as the Board shall from time to time determine. Restricted Stock and Deferred Stock Agreements covering Restricted Stock granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Restricted and Deferred Stock Agreements shall comply with all terms of the Plan.

7.3   Certificates  for Restricted Stock and Deferred Stock. The Board may cause
      -----------------------------------------------------
      a legend to be placed on such certificates that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions to which the shares are subject. Upon attainment of the specified objectives and requirements (or, to the extent specified in the grant, upon the partial attainment of the objectives and requirements), a certificate for the number of shares with respect to which restrictions have lapsed shall be delivered to the Holder free of restrictions.

7.4   Deferred Stock Awards. The Board may from time to time, and subject to the
      ---------------------
      provisions of the Plan and such other terms and conditions as the Board may determine, grant Deferred Stock under the Plan. Each Deferred Stock Award shall be evidenced by a written instrument which shall state the number of shares covered by the award and the terms and conditions with respect to such award. Subject to Section 7.3, a certificate representing the shares covered by the award shall be registered in the name of the Holder and shall be delivered to the Holder within 30 days after the Holder ceases to be a Director. The Holder shall generally have the rights and privileges of a stockholder of the Company, including the right to vote and receive dividends, with respect to such shares. The Holder may designate a beneficiary to receive the stock certificate representing the Deferred Stock award should the Holder die while still a Director. The Holder has the right to change such beneficiary designation at will.

  8   REQUIREMENTS  OF  LAW

      The Company shall not be required to issue any shares of Stock under the Plan if the issuance of such shares would constitute a violation by the Holder or by the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance of shares of Stock hereunder, the Restricted Stock shall remain subject to a risk of forfeiture in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Specifically in connection with the 1933 Act (as now in effect or as hereafter amended), unless a registration statement under such Act is in effect with respect to the shares of Stock covered by the Plan, the Company shall not be required to issue such shares unless the Company has received evidence satisfactory to it that the Holder may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Company shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the issuance of shares of Stock pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Restricted Stock or Deferred Stock shall remain subject to a risk of forfeiture unless and until the shares of Stock covered by the Plan are registered or are subject to an available exemption from registration, the termination of the risk of forfeiture as to the Restricted Stock (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  9   TRANSFERABILITY  OF  RESTRICTED  STOCK;  RESTRICTIONS  ON  STOCK

      No Restricted Stock shall be assignable or transferable, other than by will or the laws of descent and distribution, before the later of (i) the end of the Restriction Period and (ii) satisfaction of any other applicable performance and service requirements with respect to such shares, as set forth in the applicable Restricted Stock Agreement. Deferred Stock is subject to the limitations contained in the definition thereof and in Section 7.4.


PROXY STATEMENT: NBT BANCORP INC.                                 APPENDIX A A5

  10  PARACHUTE LIMITATIONS

      Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Holder with the Company, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Holder (including groups or classes of participants or beneficiaries of which the Holder is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Holder (a "Benefit Arrangement"), if the Holder is a "disqualified individual," as defined in Section 280G(c) of the Code, any Restricted Stock or Deferred Stock held by that Holder and any right to receive any payment or other benefit under this Plan shall not become vested (i) to the extent that such right to vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Holder under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Holder under this Plan to be considered a "Parachute Payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Holder from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by him or her without causing any such payment or bene fit to be considered a Parachute Payment. In the event that the receipt of any such right to vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Holder under any Other Agreement or any Benefit Arrangement would cause the Holder to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Holder as described in clause (ii) of the preceding sentence, then the Holder shall have the right, in the Holder's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Holder under this Plan be deemed to be a Parachute Payment.

  11  AMENDMENT  AND  TERMINATION  OF  THE  PLAN

      The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares as to which Restricted or Deferred Stock Awards have not been granted. Except as permitted under this Section 11 or Section 13 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Holder of the Restricted or Deferred Stock, alter or impair rights or obligations under any Restricted or Deferred Stock theretofore granted under the Plan.

  12  EXCHANGE  ACT:  RULE  16B-3

12.1  General.  The  Plan  is  intended to comply with Rule 16b-3 ("Rule 16b-3")
      -------
      under the Exchange Act. Any provision inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Board, be inoperative and void.

12.2  Additional Restriction on Transfer of Stock. No director, officer or other
      -------------------------------------------
      "insider" of the Corporation subject to Section 16 of the Exchange Act shall be permitted to sell shares (which such "insider" had received as Restricted Stock) during the six months immediately following the grant of such Restricted Stock Award.

  13  EFFECT  OF  CHANGES  IN  CAPITALIZATION

13.1  Changes  in  Stock.  If  the  number  of  outstanding  shares  of Stock is
      ------------------
      increased or decreased or the shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the Effective Date, the number and kinds of shares for the issuance of which Restricted or Deferred Stock Awards may be granted shall be adjusted proportionately and accordingly by the Company.

13.2  Change  of  Control.  Upon  a  Change  of Control of the Company, unvested
      -------------------
      Restricted Stock Awards shall cease being subject to a risk of forfeiture, any Limitation Period shall expire, and all Restricted Stock Awards will be fully vested.


A6  APPENDIX A                                 PROXY STATEMENT: NBT BANCORP INC.

13.3  Adjustments.  Adjustments under this Section 13 related to shares of Stock
      -----------
      or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

13.4  No  Limitations  on  Company.  The  grant  of Restricted or Deferred Stock
      ----------------------------
      Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

  14  DISCLAIMER  OF  RIGHTS

      No provision in the Plan or in any Restricted or Deferred Stock Award granted or Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company, any Subsidiary or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company, any Subsidiary or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any other relationship between any individual and the Company, a Subsidiary or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

  15  NONEXCLUSIVITY  OF  THE  PLAN

      The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of Restricted or Deferred Stock otherwise than under the Plan.

  16  CAPTIONS

      The use of captions in this Plan or any Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Agreement.

  17  OTHER  PROVISIONS

      Each Restricted or Deferred Stock Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

  18  NUMBER  AND  GENDER

      With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

  19  SEVERABILITY

      If any provision of the Plan or any Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.


PROXY STATEMENT: NBT BANCORP INC.                                APPENDIX A   A7

  20  GOVERNING  LAW

      The validity and construction of this Plan and the instruments evidencing the Restricted Stock Awards granted hereunder shall be governed by the laws of the State of New York, without regard to any applicable conflicts of laws rules.

The  Plan was duly adopted and approved by the Board of Directors of the Company
on the    day of   , 2003.
       --        --

------------------------
Secretary of the Company

The Plan was duly adopted and approved by the stockholders of the Company on the
day    of   , 2003.
    --    --


------------------------
Secretary of the Company


A8  APPENDIX A                                 PROXY STATEMENT: NBT BANCORP INC.

APPENDIX  B
NBT BANCORP INC. PERFORMANCE SHARE PLAN EFFECTIVE MAY 1, 2003
--------------------------------------------------------------------------------

TABLE OF CONTENTS


I GENERAL . . . . . . . . . . . . . . . . . . . . . . . . .  B2

  1.1 Purpose . . . . . . . . . . . . . . . . . . . . . . .  B2
  1.2 Effective Date. . . . . . . . . . . . . . . . . . . .  B2

II DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . .  B2

III ELIGIBILITY AND PARTICIPATION . . . . . . . . . . . . .  B4

  3.1 Eligibility . . . . . . . . . . . . . . . . . . . . .  B4
  3.2 Participation in Performance Share Awards . . . . . .  B4

IV PLAN DESIGN. . . . . . . . . . . . . . . . . . . . . . .  B4

  4.1 Eligibility Period. . . . . . . . . . . . . . . . . .  B4
  4.2 Performance Period. . . . . . . . . . . . . . . . . .  B4
  4.3 Performance Share Awards. . . . . . . . . . . . . . .  B4
  4.4 Performance Goals . . . . . . . . . . . . . . . . . .  B4
  4.5 Available Common Stock .. . . . . . . . . . . . . . .  B5
  4.6 Adjustment to Shares. . . . . . . . . . . . . . . . .  B5
  4.7 Maximum Award . . . . . . . . . . . . . . . . . . . .  B5
  4.8 Committee Discretion to Adjust Awards . . . . . . . .  B5

V PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . .  B5

  5.1 Committee Determination of Common Stock Payable . . .  B5
  5.2 Timing and Form of Payment. . . . . . . . . . . . . .  B5
  5.3 Distribution upon Termination of Employment . . . . .  B6
  5.4 Beneficiary Designation . . . . . . . . . . . . . . .  B7

VI ADMINISTRATION . . . . . . . . . . . . . . . . . . . . .  B7

  6.1 Committee . . . . . . . . . . . . . . . . . . . . . .  B7
  6.2 General Rights, Powers, and Duties of Committee . . .  B7
  6.3 Information to be Furnished to Committee. . . . . . .  B7
  6.4 Responsibility and Indemnification .. . . . . . . . .  B7

VII AMENDMENT AND TERMINATION . . . . . . . . . . . . . . .  B8

  7.1 Amendment . . . . . . . . . . . . . . . . . . . . . .  B8
  7.2 Company's Right to Terminate. . . . . . . . . . . . .  B8

VIII MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . .  B8

  8.1 No Implied Rights; Rights on Termination of Service .  B8
  8.2 No Right to Company Assets .. . . . . . . . . . . . .  B8
  8.3 No Employment Rights. . . . . . . . . . . . . . . . .  B8
  8.4 Other Benefits. . . . . . . . . . . . . . . . . . . .  B8
  8.5 Offset. . . . . . . . . . . . . . . . . . . . . . . .  B8
  8.6 Non-assignability . . . . . . . . . . . . . . . . . .  B8
  8.7 Notice .. . . . . . . . . . . . . . . . . . . . . . .  B8
  8.8 Governing Laws .. . . . . . . . . . . . . . . . . . .  B8
  8.9 Gender and Number . . . . . . . . . . . . . . . . . .  B9
  8.10 Severability . . . . . . . . . . . . . . . . . . . .  B9


PROXY STATEMENT: NBT BANCORP INC.                                 APPENDIX B  B1

  I   GENERAL

1.1   Purpose.  The  purposes  of  the Plan are to retain officers and other key
      -------
      employees, to support the achievement of the Company's strategic business objectives, and to encourage increased ownership of Company stock by officers and other key employees by providing to such persons competitive long-term incentive opportunities that are linked to the profitability of the Company's business and increases in stockholder value. The Plan is to be maintained primarily for a select group of management and highly compensated employees.

1.2   Effective Date. The Plan shall become effective as of May 1, 2003, subject
      --------------
      to  its  approval  by  the  Company's  stockholders.

  II  DEFINITIONS

2.1 "Beneficiary" means the person or persons so designated by a Participant pursuant to Section 5.4.

2.2   "Board  of  Directors"  means  the  Board  of  Directors  of  the Company.

2.3 "Cause" shall mean the commission of an act of fraud, embezzlement, or theft constituting a felony or an act intentionally against the interests of the Company which causes the Company material injury.

2.4   "Change  in  Control"  of  the  Company  means

      (i) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A as in effect on the date hereof pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any Person hereafter becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company's Voting Securities; or

      (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

      (iii) There shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Voting Securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all of the assets of the Company, provided that any such consolidation, merger, sale, lease, exchange or other transfer consummated at the insistence of an appropriate banking regulatory agency shall not constitute a change in control of the Company; or

      (iv) Approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.6   "Committee"  means  the  committee  referred  to  in  Section  6.1.

2.7 "Common Stock" means common stock, par value $0.01 per share, of the Company.

2.8   "Company"  means  NBT  Bancorp  Inc.

2.9 "Covered Employee" means any Participant who is or may be a "Covered Employee," within the meaning of Section 162(m)(3) of the Code, in the year in which the payment of any shares of Common Stock in satisfaction of a Performance Share award will be taxable to such Participant.

2.10 "Disability" shall have the same meaning as under the Company-sponsored long-term disability plan under which the applicable Participant is then eligible to participate or, if the Participant is not then eligible to participate in such plan, the Participant shall be considered to be disabled if he or she is eligible for disability benefits from the Social Security Administration.

2.11 "Eligibility Period" means a period, as determined by the Committee pursuant to Section 4.1.

2.12 "Fair Market Value" means the value of each Share subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admit-


B2  APPENDIX B                                 PROXY STATEMENT: NBT BANCORP INC.

ted  to  quotation  on  the National Association of Securities Dealers Automated
Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares shall be the average price between the high and the low sale price of the shares on such exchange or in such market on the trading day immediately preceding the Grant Date or, if no sale of the shares is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

2.13 "Good Reason" means the termination by the Participant of employment for "Good Reason" based on any of the following:

      (i) A change in the Participant's position(s) with the Company, other than for Cause is in effect immediately prior to the Change in Control, without the consent of the Participant.

      (ii) A decrease by the Company in the Participant's salary or benefits as in effect immediately prior to the Change in Control.

2.14 "Non-Employee Director" means a member of the Board of Directors who qualifies as (i) a "non-employee director," as defined in Rule 16b-3, as promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Securities Exchange Commission, and as (ii) an "outside director," as defined in Section 1.162-27(e)(3) of the Treasury Regulations issued under
      Section 162(m) of the Code, or any successor definition adopted by the Department of the Treasury.

2.15 "Normal Retirement" means termination of employment after attainment of age 65 or such earlier age as is provided or has been provided in a Supplemental Executive Retirement Plan with respect to a person participating in the Plan which was in effect at any time during the Performance Period. However, the Committee, within its discretion, may determine that a Participant who terminates employment prior to age 65 has terminated by virtue of Normal Retirement.

2.16 "Participant" means a person who is designated, pursuant to Article III, to be eligible to receive benefits under the Plan.

2.17 "Performance Goals" means the performance standards established by the Committee pursuant to Section 4.4.

2.18  "Performance  Period" means a period of service, as determined pursuant to
      Section 4.2, over which the extent of achievement of established Performance Goals will be measured. For purposes of applying to Covered Employees the various rules of the performance-based compensation exemption under Section 162(m)(4)(C) of the Code and the Treasury Regulations issued thereunder, the Performance Period shall be the "period of service to which the Performance Goals relate" (as defined in Treasury Regulation Section 1.162-27(e) (2)).

2.19 "Performance Share" means an award, designated in terms of a share of Common Stock, granted pursuant to the Plan.

2.20 "Person" means and includes any individual, corporation, partnership, group, association, or other "person," as such term is used in section 14(d) of the Exchange Act, other than the Company or any employee benefit plan(s) sponsored by the Company.

2.21 "Plan" means this NBT Bancorp Inc. Performance Share Plan, as amended from time to time.

2.22 "Pro-rated" or "Pro-rata" means, for purposes of determining the amount of Common Stock payable to a Participant whose eligibility to participate in the Plan with respect to an Eligibility Period ceases prior to the end of such Eligibility Period for any of the reasons described in subsection (a)
      (b) (c) (d) or (e) of Section 5.3, the percentage to be applied to the Common Stock that would have been payable at the end of the Performance Period to such Participant if he had been eligible to participate for the entire Eligibility Period. Such percentage shall equal the number of months (rounded to the nearest whole month) of the Eligibility Period during which the Participant was designated by the Committee as eligible to participate in the Plan divided by the number of months (rounded to the nearest whole month) in such Eligibility Period. A Participant who, pursuant to Section 3.2 but subject to the limitations of Section 4.3, is designated as eligible to participate in the Plan after the applicable Eligibility Period has commenced, shall, for purposes of this Section 2.21, be deemed to have been eligible as of the beginning of such Eligibility Period; provided, however, that the Committee shall, in accordance with its authority under Section 4.8, have the discretion to reduce the Pro-rated Common Stock award that is otherwise payable to such Participant to account for such late commencement of participation.

2.23 "Voting Securities" means securities of the Company having the right to vote at elections of members of the Board of Directors.


PROXY STATEMENT: NBT BANCORP INC.                                APPENDIX B   B3

III   ELIGIBILITY  AND  PARTICIPATION

3.1   Eligibility.  Participation  in  the Plan shall be limited to officers and
      -----------
      other key employees of the Company or any of its subsidiaries or other affiliates who are designated to be eligible by the Committee.

3.2   Participation  in  Performance  Share Awards. The Committee will determine
      --------------------------------------------
      the persons who will participate for each Eligibility Period under the Plan. Subject to Section 4.3, after an Eligibility Period has commenced, persons may be designated as eligible to participate in the Plan with respect to such Eligibility Period. The award of Performance Shares with respect to a Performance Period contained in any Eligibility Period does not guarantee participation in subsequent Eligibility Periods.

IV    PLAN  DESIGN

4.1   Eligibility  Period. An Eligibility Period is a certain period of time, as
      -------------------
      determined by the Committee, over which eligibility to receive benefits under the Plan shall be measured. Eligibility Periods under the Plans shall commence and terminate as determined by the Committee in its sole discretion. The Committee may establish a separate Eligibility Period for persons determined to be eligible for participation after the commencement of any Eligibility Period.

4.2   Performance Period. Each Eligibility Period under the Plan shall include a
      ------------------
      Performance Period which shall be a specified period of service over which the achievement of applicable Performance Goals will be measured. Performance Periods shall commence and terminate as determined by the Committee, provided that each such Performance Period shall commence coincident with or after the commencement of the corresponding Eligibility Period and shall terminate coincident with or prior to the termination of the corresponding Eligibility Period. Notwithstanding the foregoing, in the event of a Change of Control, the Performance Period shall terminate. The Committee may also establish a separate Performance Period for persons determined to be eligible for participation after the commencement of any Performance Period.

4.3   Performance Share Awards. On or about the commencement of each Eligibility
      ------------------------
      Period under the Plan, the Committee shall establish the minimum and maximum Performance Shares that may be awarded to each Participant in the Plan for such Eligibility Period and the basis for such awards. The Committee may also award Performance Shares to persons determined to be eligible for participation after the commencement of any Eligibility Period. Performance Shares must be awarded to Covered Employees at a time when the outcome of the Performance Goals established or to be established for the applicable Performance Period is substantially uncertain. The Performance Shares awarded to any Covered Employee and the terms and conditions applicable to such Performance Shares must be finalized in writing by the Committee as soon as is practicable. Each award of Performance Shares under the Plan shall be evidenced by a written "Notice of Award," which shall be signed by an authorized officer of the Company and by the Participant and shall contain such terms and conditions as are approved by the Committee. Such terms and conditions need not be the same in all cases.

4.4   Performance  Goals.
      ------------------

      (a) Performance Goals with respect to each Performance Period shall be established by the Committee. The Committee may in its discretion adjust the terms of such Performance Goals; provided that Performance Goals applied to Covered Employees ("Covered Employees' Performance Goals") shall not be adjusted. No Covered Employees' Performance Goals shall be adjusted at a time when the outcome of such Performance Goals is no longer substantially uncertain. Covered Employees' Performance Goals must be finalized in writing by the Committee on or prior to the applicable adjustment deadline described in the preceding sentences.

      (b) The Performance Goals set by the Committee shall be based on specified criteria as determined by the Committee, which shall specify the manner in which such Performance Goals shall be calculated. Covered Employees' Performance Goals shall be based on objective business criteria, which shall include but not be limited to one or more of the following: earnings per share, total shareholder return, operating earnings, growth in assets, return on equity, return on capital, market share, stock price, net income, cash flow, and retained earnings. Performance Goals also may be based upon the attainment of specified levels of performance of the Company under one or more of the measures described above relative to the performance of other corporations.

      (c) All of the provisions of this Section 4.4 are subject to the requirement that all Covered Employees' Performance Goals shall be objective performance goals satisfying the requirement for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code and the Treasury Regulations issued thereunder.


B4  APPENDIX B                                 PROXY STATEMENT: NBT BANCORP INC.

4.5   Available Common Stock. The maximum number of shares of Common Stock which
      ----------------------
      shall be available for distribution in satisfaction of awards under the Plan shall not exceed 300,000, subject to adjustment as provided in
      Section 4.6. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares or may be purchased in the open market.

4.6   Adjustment  to  Shares.  In  the  event  of  any  merger,  reorganization,
      ----------------------
      consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to Common Stock or other change in corporate structure affecting such Common Stock, the Committee may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan or in the number and kind of shares subject to outstanding Performance Share awards under the Plan. The Committee shall make such substitutions or adjustments as in its discretion it determines to be appropriate and equitable to prevent dilution or enlargement of rights hereunder; provided, however, that the number of shares of Common Stock subject to any Performance Share award shall always be a whole number.

4.7   Maximum  Award.  The  maximum number of shares of Common Stock that may be
      --------------
      issued to any Covered Employee with respect to any Eligibility Period pursuant to any Performance Share award is 50,000, subject to adjustment as provided in Section 4.6. This limit includes any portion or amount of Common Stock that is withheld for taxes (as described in Section 5.2).

4.8   Committee  Discretion  to Adjust Awards. At any time prior to the time the
      ---------------------------------------
      Committee determines, pursuant to Section 5.1, the amount of shares of Common Stock that are to be paid to any Participant in satisfaction of a Performance Share award hereunder, the Committee shall have the authority to modify, amend, or adjust the terms and conditions of such Performance Share award, the terms and conditions of the corresponding Performance Goals, and/or the amount of Common Stock payable, provided, however, such authority to modify, amend or adjust the terms and conditions of such Performance Share award shall be exercised to reduce an award only in unusual circumstances not anticipated in the original design of the Plan including, but not limited to non-recurring events or changes in the tax law or accounting rules. However, the Committee shall have no authority to increase directly or indirectly or to otherwise adjust upwards the amount of Common Stock payable to a Covered Employee with respect to a particular Performance Share award or to take any other action to the extent that such action or the Committee's ability to take such action would cause any payment under the Plan to any Covered Employee to fail to qualify as "performance-based compensation" within the meaning of Code Section 162(m)(4) and the Treasury Regulations issued thereunder.

  V   PAYMENT

5.1   Committee  Determination  of  Common  Stock  Payable.  After a Performance
      ----------------------------------------------------
      Period has ended, each Participant who has been awarded Performance Shares and satisfied the Performance Goals with respect to such Performance Period shall be entitled to receive a specified number of shares of Common Stock as determined by the Committee which shall meet within thirty days after the end of the Performance Period in order to make such determination. The Committee shall determine the extent to which the Performance Goals set pursuant to Section 4.4 have been met (as Pro-rated in accordance with Section 5.3, if applicable). With respect to Performance Shares awarded to Covered Employees, no payment of Common Stock shall be made hereunder prior to written certification by the Committee that the applicable Performance Goal or Goals have been satisfied to a particular extent for the Performance Period, and no Common Stock shall be payable unless a preestablished minimum level of achievement of the Performance Goals has been met. The date on which the Committee determines the number of shares of Common Stock payable to a Participant shall be the date on which such Participant will become the owner of such shares, regardless of when the underlying stock certificate or certificates are actually delivered to such Participant, and such Participant will enjoy all rights of ownership of such shares of Common Stock as of that date including the right to vote and receive dividends (the "Ownership Date").

5.2   Timing  and  Form  of  Payment.
      ------------------------------

      (a)   Shares  of  Common Stock payable to Participants pursuant to Section
            5.1 shall be distributed two years (or such other period as has been specified by the Committee at the time the Performance Goals were determined with respect to such Shares) following the end of the Performance Period, provided the Participant is then in the employ of the Company and on such date the Participant will become the owner of such shares, regardless of when the underlying stock certificate or certificates are actually delivered to such Participant; if the Participant is not then in the employ of the Company, such shares will be forfeited and be available immediately for future awards of Performance Shares.


PROXY STATEMENT: NBT BANCORP INC.                                 APPENDIX B  B5

      (b) The Company shall have the right to deduct first from distributions hereunder any federal, state, or local taxes required by law to be withheld with respect to such distributions, and such additional amounts of withholding as are reasonably requested by the Participant from sources available to the Company. If such sources are insufficient to satisfy the withholding obligations, the Company shall have the right to deduct amounts from the Common Stock distributable to satisfy such withholding obligations.

5.3   Distribution  upon  Termination  of  Employment.
      -----------------------------------------------

      (a) Death. If a Participant in the Plan dies while in the employ of the Company before the end of an Eligibility Period for which Performance Shares have been granted to him, such Participant's
            Beneficiary will be eligible for a Prorated portion of the Performance Shares that would have otherwise been payable to the Participant after the end of the applicable Performance Period without regard to subsection 5.2(a), but otherwise this distribution, if any is payable, will be made to the Beneficiary in the same form as all other Participants under the Plan receive their distributions with respect to that Performance Period. Additionally, shares of Common Stock that were otherwise distributable except that the two-year period described in subsection 5.2(a) had not been completed, shall be distributed to the Beneficiary as soon as is practicable.

      (b) Disability. If a Participant in the Plan, upon becoming Disabled, terminates employment with the Company before the end of an Eligibility Period for which Performance Shares have been granted to him, the Participant will be eligible for a Pro-rated portion of the Performance Shares that would have otherwise been payable to him after the end of the applicable Performance Period without regard to subsection 5.2(a), but otherwise this distribution, if any is payable, will be made to the Participant in the same form as all other Participants under the Plan receive their distributions with respect to that Performance Period. Additionally, shares of Common Stock that were otherwise distributable except that the two-year period described in subsection 5.2(a) had not been completed, shall be distributed to the Participant as soon as is practicable.

      (c) Normal Retirement. If a Participant in the Plan terminates employment upon attaining Normal Retirement before the end of an Eligibility Period for which Performance Shares have been granted to him, the Participant will be eligible for a Pro-rated portion of the Performance Shares that would have otherwise been payable to him after the end of the applicable Performance Period without regard to subsection 5.2(a), but otherwise this distribution, if any is payable, will be made to the Participant in the same form as all other Participants under the Plan receive their distributions with respect to that Performance Period. Additionally, shares of Common Stock that were otherwise distributable except that the two-year period described in subsection 5.2(a) had not been completed, shall be distributed to the Participant as soon as is practicable.

      (d) Termination of Employment Without Cause. If (i) the Company terminates a Participant's employment other than for Cause, for any reason after a Change in Control or (ii) the Participant terminates the Participant's employment at the request of the Company, before the end of an Eligibility Period for which Performance Shares have been granted to him, the Participant will be eligible for a Pro-rated portion of the Performance Shares that would have otherwise been payable to him after the end of the applicable Performance Period without regard to subsection 5.2(a); provided, however, that calculations will be based on performance figures that are no less than those contained in the budget of the Company as of the date of such termination of employment, if such calculations will result in a greater distribution to such Participant. This distribution, if any is payable, will be made to the Participant in the same form as all other Participants under the Plan receive their distributions with respect to that Performance Period. Additionally, shares of Common Stock that were otherwise distributable except that the two-year period described in subsection 5.2(a) had not been completed, shall be distributed to the Participant as soon as is practicable.

      (e) Termination of Employment for Good Reason. If the Participant terminates the Participant's employment for Good Reason, before the end of an Eligibility Period for which Performance Shares have been granted to him, the Participant will be eligible for a Pro-rated portion of the Performance Shares that would have otherwise been payable to him after the end of the applicable Performance Period without regard to subsection 5.2(a); provided, however, that calculations will be based on performance figures that are no less than those contained in the budget of the Company as of the date of such termination of employment, if such calculations will result in a greater distribution to such Participant. This distribution, if any is payable, will be made to the Participant in the same form as all other Participants under the Plan receive their distributions with respect to that Performance Period. Additionally, shares of Common Stock that were otherwise distributable except that the two-year period described in subsection 5.2(a) had not been completed, shall be distributed to the Participant as soon as is practicable.


B6  APPENDIX B                                 PROXY STATEMENT: NBT BANCORP INC.

      (f) Other Termination of Employment. If, before the end of an Eligibility Period for which Performance Shares have been granted to him, a Participant in the Plan incurs a termination of employment for any reason other than those specified in subsections (a)-(e) of this Section 5.3, whether voluntary or involuntary and a Change of Control has not occurred, he shall forfeit all rights to receive any distribution of Performance Shares with respect to such Eligibility Period.

5.4   Beneficiary  Designation. A Participant may designate a Beneficiary who is
      ------------------------
      to receive, upon his death, the distributions that otherwise would have been paid to him. All designations shall be in writing and shall be effective only if and when delivered to the Executive Vice President of Human Resources of the Company during the lifetime of the Participant. If a Participant designates a Beneficiary without providing in the designation that the Beneficiary must be living at the time of each distribution, the designation shall vest in all of the distribution whether payable before or after the Beneficiary's death, and any distributions remaining upon the Beneficiary's death shall be made to the Beneficiary's estate.

      A Participant may from time to time during his lifetime change his Beneficiary by a written instrument delivered to the Executive Vice President of Human Resources of the Company. In the event a Participant shall not designate a Beneficiary as aforesaid, or if for any reasons such designation shall be ineffective, in whole or in part, the distribution that otherwise would have been paid to such Participant shall be paid to his estate, and in such event the term "Beneficiary"shall include his estate.

  VI  ADMINISTRATION

6.1   Committee.  The  Plan  shall be administered by the Board of Directors, or
      ---------
      such other Committee of the Board of Directors, composed exclusively of not less than two Non-Employee Directors, each of whom shall be appointed by and serve at the pleasure of the Board of Directors. The Committee may designate person(s) who are Company employees to oversee the day to day administration of the Plan.

6.2   General  Rights,  Powers,  and Duties of Committee. The Committee shall be
      --------------------------------------------------
      responsible for the management, operation, and administration of the Plan. Subject to the limitations contained in Section 4.8 and to the remaining terms of the Plan, the Committee shall, in addition to those provided elsewhere in the Plan, have the following powers, rights, and duties:

      (a) To maintain records concerning the Plan sufficient to prepare reports, returns and other information required by thePlan or by law;

      (b) To direct the payment of benefits under the Plan, and to give such other directions and instructions as may be necessary for the proper administration of the Plan; and

      (c) To be responsible for the preparation, filing and disclosure on behalf of the Plan of such documents and reports as are required by any applicable federal or state law.

            The Committee shall also have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any Notice of Award or other agreement relating thereto), and to otherwise supervise the administration of the Plan.

            Any determination made by the Committee pursuant to the provisions of the Plan with respect to any grants, payments, or other transactions under the Plan shall be made in the sole discretion of the Committee at the time of the grant, payment, or other transaction or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.

6.3   Information  to  be  Furnished  to  Committee.  Participants  and  their
      ---------------------------------------------
      Beneficiaries shall furnish to the Committee such evidence, data, or information and execute such documents as the Committee requests.

6.4   Responsibility  and  Indemnification. No member of the Committee or of the
      ------------------------------------
      Board of Directors or any person who is designated to oversee the day to day administration of the Plan (as provided in Section 6.1) shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to his own fraud or willful misconduct; nor shall the Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director, officer, or employee of the Company within the scope of his Company duties. Each member of the Committee shall be indemnified and held harmless by the Company for any liability arising out of the administration of the Plan, to the maximum extent permitted by law.


PROXY STATEMENT: NBT BANCORP INC.                                 APPENDIX B  B7

VII  AMENDMENT  AND  TERMINATION

7.1   Amendment.  The Plan may be amended in whole or in part by the Company, by
      ---------
      action of the Board of Directors, at any time. The Committee reserves the unilateral right to change any rule under the Plan if it deems such a change necessary to avoid the application of the Employee Retirement
      Income Security Act of 1974, as amended ("ERISA"), to the Plan. No amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or by agreement.

7.2   Company's  Right  to  Terminate.  The  Company  reserves the sole right to
      -------------------------------
      terminate  the  Plan,  by  action  of the Board of Directors, at any time.

VIII  MISCELLANEOUS

8.1   No  Implied  Rights;  Rights  on  Termination  of  Service.  Neither  the
      ----------------------------------------------------------
      establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, Beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, the Company shall not be required or be liable to make any payment under the Plan.

8.2   No  Right  to Company Assets. Neither the Participant nor any other person
      ----------------------------
      shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company. Nothing contained in the Plan constitutes a guarantee by the Company that the assets of the Company shall be sufficient to pay any benefit to any person.

8.3   No  Employment  Rights.  Nothing  herein  shall  constitute  a contract of
      ----------------------
      employment or of continuing service or in any manner obligate the Company to continue the services of the Participant, shall obligate the Participant to continue in the service of the Company, or shall serve as a limitation of the right of the Company to discharge any of its employees, with or without cause. Nothing herein shall be construed as fixing or regulating the compensation payable to the Participant.

8.4   Other  Benefits.  No  Common Stock paid under the Plan shall be considered
      ---------------
      compensation for purposes of computing benefits under any "employee benefit plan" (as defined in Section 3(3) of ERISA) of the Company nor affect any benefits or compensation under any other benefit or compensation plan of the Company now or subsequently in effect (except as provided to the contrary in such Company plan).

8.5   Offset. If, at the time payments are to be made hereunder, the Participant
      ------
      or the Beneficiary or both are indebted or obligated to the Company, then the payments under the Plan remaining to be made to the Participant or the Beneficiary or both may, at the discretion of the Company, be reduced by the amount of such indebtedness or obligation, provided, however, that an election by the Company not to reduce any such payment or payments shall not constitute a waiver of its claim for such indebtedness or obligation.

8.6   Non-assignability. Neither the Participant nor any other person shall have
      -----------------
      any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate, or convey in advance of actual receipt the amounts, if any payable hereunder or any part thereof, which are expressly declared to be unassignable and non-transferable. Except as otherwise provided in Section 8.5, no part of the amounts payable prior to actual payment shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

8.7   Notice.  Any notice required or permitted to be given under the Plan shall
      ------
      be sufficient if in writing and hand delivered, sent by registered or certified mail, or sent by facsimile to the Company at its principal office, directed to the attention of the Committee c/o the Chief Financial Officer of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail or facsimile, as of the date shown on the postmark, facsimile, or the receipt for registration or certification.

8.8   Governing  Laws.  The Plan and all awards made and actions taken under the
      ---------------
      Plan shall be governed and construed according to the laws of the State of New York, without regard to any applicable conflicts of laws.


B8  APPENDIX B                                 PROXY STATEMENT: NBT BANCORP INC.

8.9   Gender  and  Number.  Where  appropriate,  references  in this Plan to the
      -------------------
      masculine shall include the feminine, and references to the singular shall include the plural.

8.10  Severability. In the event any provision of the Plan shall be held legally
      ------------
      invalid for any reasons, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


PROXY STATEMENT: NBT BANCORP INC.                                 APPENDIX B  B9